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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

WAVE SYSTEMS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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WAVE SYSTEMS CORP.
480 Pleasant Street
Lee, Massachusetts 01238

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June XX, 2013

TO THE STOCKHOLDERS OF WAVE SYSTEMS CORP.:

        Notice is hereby given that the 2013 Annual Meeting of Stockholders of Wave Systems Corp. (the "Company") will be held at 4:00 p.m. on June XX, 2013 at a venue to be determined in New York, New York, for the following purposes:

          1.     To re-elect John E. Bagalay, Jr., Nolan Bushnell, Robert Frankenberg, George Gilder, John E. McConnaughy, Jr. and Steven Sprague as directors of the Company to hold office until the next Annual Meeting and until their successors are duly elected and qualified;

          2.     To ratify the action of the Board of Directors in amending the Amended and Restated 1994 Employee Stock Option Plan to increase the number of shares of Class A Common Stock authorized for issuance thereunder from 19,000,000 to 24,000,000;

          3.     To approve a series of amendments to the Company's Restated Certificate of Incorporation (the "Proposed Amendments") to effect a reverse stock split of our Class A Common Stock and Class B Common Stock whereby, at the discretion of our Board of Directors, each outstanding 2, 3 or 4 shares of the Company's Class A Common Stock and Class B Common Stock, respectively, would be combined into and become one share of the Company's Class A Common Stock or Class B Common Stock, as applicable. If approved, the Board of Directors will have the discretion to effect one of such Proposed Amendments and abandon the other Proposed Amendments or to abandon of all of the Proposed Amendments as permitted under Section 242(c) of the Delaware General Corporation Law;

          4.     To consider and act upon a proposed amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock that the Company is authorized to issue from 150,000,000 to 190,000,000. If approved, the Board of Directors will have the discretion to effect such proposed amendment or to abandon such proposed amendment as permitted under Section 242(c) of the Delaware General Corporation Law;

          5.     To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers, as described in the Proxy Statement;

          6.     To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2013; and

          7.     To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on April XX, 2013 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting of Stockholders and at any adjournments or postponements thereof.

        We are pleased to take advantage of the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their stockholders on the Internet. On or about May 9, 2013, we will mail to our stockholders of record (other than those who have requested a paper copy) as of April XX, 2013 a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and Annual Report on the Internet and also how to vote via the Internet. If you receive a Notice by mail you will not receive a printed copy of the proxy materials unless you specifically request them. Both the Notice and this Proxy Statement contain instructions on how you can request a paper copy of the Proxy Statement and Annual Report.

By Order of the Board of Directors,

Gerard T. Feeney Secretary

Lee, Massachusetts
April XX, 2013

YOUR VOTE IS IMPORTANT

        If you do not expect to attend the Annual Meeting, or if you do plan to attend but wish to vote by proxy, please complete, sign, date and return promptly the enclosed proxy card in the enclosed postage-paid envelope, or vote as instructed in the Notice of Internet Availability of Proxy Materials.

WAVE SYSTEMS CORP.
480 Pleasant Street
Lee, Massachusetts 01238

PROXY STATEMENT

2013 ANNUAL MEETING OF STOCKHOLDERS
to be held on June XX, 2013

General

        This Proxy Statement is being furnished to the holders of the common stock, $.01 par value per share (the "Common Stock") of Wave Systems Corp., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of proxies for use at the 2013 Annual Meeting of Stockholders to be held on June XX, 2013 (the "Annual Meeting") commencing at 4:00 pm, at a venue to be determined in New York, New York, and at any adjournments or postponements thereof. The matters to be considered and acted upon at the meeting, which are described in this Proxy Statement in greater detail below, are:

  1.
  To re-elect John E. Bagalay, Jr., Nolan Bushnell, Robert Frankenberg, George Gilder, John E. McConnaughy, Jr. and Steven Sprague as directors of the Company to hold office until the next Annual Meeting and until their successors are duly elected and qualified;

  2.
  To ratify the action of the Board of Directors in amending the Amended and Restated 1994 Employee Stock Option Plan to increase the number of shares of Class A Common Stock authorized for issuance thereunder from 19,000,000 to 24,000,000;

  3.
  To approve a series of amendments to the Company's Restated Certificate of Incorporation (the "Proposed Amendments") to effect a reverse stock split of our Class A Common Stock and Class B Common Stock whereby, at the discretion of our Board of Directors, each outstanding 2, 3 or 4 shares of the Company's Class A Common Stock and Class B Common Stock, respectively, would be combined into and become one share of the Company's Class A Common Stock or Class B Common Stock, as applicable. If approved, the Board of Directors will have the discretion to effect one of such Proposed Amendments and abandon the other Proposed Amendments or to abandon of all of the Proposed Amendments as permitted under Section 242(c) of the Delaware General Corporation Law;

  4.
  To consider and act upon a proposed amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock that the Company is authorized to issue from 150,000,000 to 190,000,000. If approved, the Board of Directors will have the discretion to effect such proposed amendment or to abandon such proposed amendment as permitted under Section 242(c) of the Delaware General Corporation Law;

  5.
  To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers, as described in the Proxy Statement;

  6.
  To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2013; and

  7.
  To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

        The principal executive offices of the Company are located at 480 Pleasant Street, Lee, Massachusetts 01238. The approximate mailing date of this Proxy Statement and the accompanying proxy is May 9, 2013.

Important Notice Regarding Availability of Proxy Materials for Stockholder Meeting to be Held on June XX, 2013

        Under rules adopted by the SEC, we are furnishing proxy materials to our stockholders via the Internet, instead of mailing printed copies of those materials to each stockholder. Stockholders not receiving a paper copy of the proxy materials may access such materials on the website referred to in the Notice of Internet Availability of Proxy Materials (Notice). On or about May 9, 2013, we will mail to our stockholders (other than those who previously requested electronic or paper delivery) the Notice containing instructions on how to access our proxy materials via the Internet, including our proxy statement and our annual report. Our proxy materials will be accessible via the Internet beginning May 9, 2013. The Notice also instructs you on how to access your proxy card to vote through the Internet or by telephone. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice and this Proxy Statement. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail until you elect otherwise. If you have previously elected to receive printed proxy materials, you will continue to receive these materials in paper format until you elect otherwise. This proxy statement and the 2012 annual report to stockholders are available on our Internet website at www.wave.com/about/investors/annual_report.asp.

Voting Rights and Votes Required

        Only stockholders of record at the close of business on April XX, 2013 will be entitled to notice of, and to vote at, the Annual Meeting. As of April 17, 2013, the Company had outstanding 106,676,709 shares of Class A Common Stock and 35,556 shares of Class B Common Stock. Each stockholder is entitled to one vote for each share of Class A and/or Class B Common Stock held as of the record date on the matters to be considered at the Annual Meeting. The holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the meeting. Shares of Common Stock present in person, or represented by proxy, will be counted for purposes of determining whether a quorum exists at the meeting. Abstentions, including those recorded by brokers holding their customers' shares, will be counted in determining whether a quorum exists at the meeting.

        The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented by proxy at the meeting is required for proposal 1, the election of directors.

        The affirmative vote of a majority of the total shares of Common Stock present in person or by proxy and entitled to vote at the meeting is required for proposal 2, the ratification of the action of the Board of Directors in amending the Amended and Restated 1994 Employee Stock Option Plan to increase the number of shares of Class A Common Stock authorized for issuance thereunder from 19,000,000 to 24,000,000.

        The affirmative vote of a majority of the total shares of Common Stock entitled to vote at the meeting is required for proposal 3 to amend the Restated Certificate of Incorporation of the Company for the reverse stock split.

        The affirmative vote of a majority of the total shares of Common Stock entitled to vote at the meeting is required for proposal 4 to amend the Restated Certificate of Incorporation of the Company to increase the number of authorized shares.

        For the approval, on a non-binding advisory basis, of the compensation of the Company's named executive officers (proposal 5), the affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the meeting is required to approve the proposal. Although the outcome of the vote is not binding on the Company, the Board and the Compensation Committee will review the voting results and consider them in making future decisions about executive compensation programs.

        The affirmative vote of a majority of the total shares of Common Stock present in person or by proxy and entitled to vote at the meeting is required for proposal 6, the ratification of our independent registered public accounting firm.

        If you are a stockholder of record, you may vote (i) via the Internet pursuant to the instructions provided in the Notice of Internet Availability of Proxy Materials; (ii) by completing and mailing your proxy card, if you are receiving, or requested, a paper copy of the proxy materials; (iii) by attending the meeting and voting by written ballot; or (iv) over the telephone or via the Internet per the instructions located on your proxy card. If your shares are held in "street name" by a broker or nominee, you should follow the voting directions provided by your nominee or broker. You may complete and mail a voting instruction card to your bank or broker or, in most cases, submit voting instructions by the Internet or telephone to your bank or broker. If you provide specific voting instructions by mail, the Internet or telephone, your shares should be voted by your bank or broker as you have directed.

        Abstentions with regard to the election of the nominees for director (proposal 1) will be excluded entirely from the vote and will have no effect on the outcome. Abstentions with regard to proposals 3 and 4 relating to the proposed amendments to the Company's Restated Certificate of Incorporation will count as votes cast and have the effect of a vote cast against the proposals. Abstentions with regard to the remaining proposals 2, 5 and 6 will be treated as shares of Common Stock that are present and entitled to vote for purposes of determining the number of shares of Common Stock present and entitled to vote with respect to such matters, but will not be counted as a vote in favor of such matters. Accordingly, an abstention from voting on either of such matters will have the same legal effect as a vote against such matters. If a broker or nominee holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular matter (otherwise known as a broker non-vote), those shares of Common Stock will not be considered as present and entitled to vote with respect to such matter and, therefore, will have no effect on the outcome of the vote. Proposals 1, 2, 3, 4 and 5 are matters for which brokers and other nominees do not have discretionary authority.

        The accompanying proxy may be revoked at any time before it is exercised by giving a later proxy, notifying the Secretary of the Company in writing addressed to Wave Systems Corp., Attn: Secretary, 480 Pleasant Street, Lee, Massachusetts 01238, or voting in person at the meeting.

STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO EITHER VOTE VIA THE INTERNET PURSUANT TO THE INSTRUCTIONS PROVIDED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. SHARES OF COMMON STOCK REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED BY THE PROXY. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THOSE SET FORTH IN THE PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

        The Company's Annual Report on Form 10-K, including financial statements for the fiscal year ended December 31, 2012, filed with the Securities and Exchange Commission on March 18, 2013, will be mailed to stockholders concurrent with the mailing of this Proxy Statement. The Annual Report on Form 10-K, however, is not part of the proxy solicitation material.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as to the number of shares of Common Stock of the Company beneficially owned as of April XX, 2013 by each named executive officer, each director and nominee for director of the Company, all executive officers and directors as a group and each beneficial owner of more than 5% of our Common Stock.

Beneficial Owner(1)	Number of Shares of Class A Common Stock Owned(2)	Percent of Class	Number of Shares of Class B Common Stock Owned	Percent of Class	Percent of All Outstanding Common Stock(3)
Steven Sprague(4)	1,771,338	1.6%	14,034	39.5%	1.6%
John E. Bagalay, Jr.(5)	84,666	*	—	—	*
Nolan Bushnell(6)	73,332	*	—	—	*
Robert Frankenberg(7)	30,000	*	—	—	*
George Gilder(8)	209,666	*	667	1.9%	*
John E. McConnaughy, Jr.(9)	83,332	*	—	—	*
Gerard T. Feeney(10)	1,348,606	1.2%	—	—	1.2%
All executive officers and directors as a group(11)	3,600,940	3.3%	14,701	41.3%	3.3%

*
Less than one percent.

(1)
To the knowledge of the Company, each of the owners named above has sole voting and investment power with respect to the shares of Common Stock beneficially owned by him unless otherwise indicated.

(2)
Includes shares of Class A Common Stock issuable upon the conversion of Class B Common Stock.

(3)
In circumstances where the Class B Common Stock has five votes per share, the percentages of total voting power would be as follows: Steven Sprague, 1.7%; John E. Bagalay, Jr., less than 1%; Nolan Bushnell, less than 1%; Robert Frankenberg, less than 1%; George Gilder, less than 1%; John E. McConnaughy, Jr., less than 1%; Gerard T. Feeney, 1.2% and all executive officers and directors as a group, 3.3%.

(4)
Includes 1,553,749 shares of Class A Common Stock that are subject to options presently exercisable or exercisable within 60 days of April XX, 2013. Also includes 130,669 shares of Class A Common Stock acquired through Wave's employee stock purchase plan. In addition, includes 12,367 shares of Class B Common Stock held in trust for the benefit of Mr. Sprague's family, and for which Mr. Sprague is a trustee, and 2,333 shares of Class A Common Stock held jointly by Mr. Sprague and his spouse, Judith Sprague. The beneficial owner's mailing address is c/o Wave Systems Corp., 480 Pleasant Street, Lee, MA 01238.

(5)
Includes 83,332 shares of Class A Common Stock that are subject to options presently exercisable. The beneficial owner's mailing address is c/o Wave Systems Corp., 480 Pleasant Street, Lee, MA 01238.

(6)
Includes 73,332 shares of Class A Common Stock that are subject to options presently exercisable. The beneficial owner's mailing address is c/o Wave Systems Corp., 480 Pleasant Street, Lee, MA 01238.

(7)
Includes 30,000 shares of Class A Common Stock that are subject to options presently exercisable. The beneficial owner's mailing address is c/o Wave Systems Corp., 480 Pleasant Street, Lee, MA 01238.

(8)
Includes 83,332 shares of Class A Common Stock that are subject to options presently exercisable. The beneficial owner's mailing address is c/o Wave Systems Corp., 480 Pleasant Street, Lee, MA 01238.

(9)
Includes 83,332 shares of Class A Common Stock that are subject to options presently exercisable. The beneficial owner's mailing address is c/o Wave Systems Corp., 480 Pleasant Street, Lee, MA 01238.

(10)
Includes 1,149,250 shares of Class A Common Stock that are subject to options presently exercisable or exercisable within 60 days of April XX, 2013. Also includes 166,022 shares of Class A Common Stock acquired through Wave's employee stock purchase plan. The beneficial owner's mailing address is c/o Wave Systems Corp., 480 Pleasant Street, Lee, MA 01238.

(11)
Includes 3,056,327 shares of Class A Common Stock that are subject to options presently exercisable or exercisable within 60 days of April XX, 2013.

 PROPOSAL NO. 1

ELECTION OF DIRECTORS

        At the Annual Meeting, six directors are to be elected, each to hold office until the next annual meeting of stockholders and until his respective successor has been duly elected and qualified. If no direction is given to the contrary, all proxies received by the Board of Directors will be voted "FOR" the election as directors of each of the following nominees. In the event that any nominee declines or is unable to serve, the proxy solicited herewith may be voted for the election of another person in his stead at the discretion of the proxies. The Board of Directors has no reason to believe that any of the nominees will not be available to serve. Set forth below is the name and age of each nominee, their position with the Company, if any, the year in which each first became a director, the principal occupation and employment of each over the last five years and other directorships, if any, held at any time within the last five years. Each nominee is currently a director of the Company. There are no family relationships between any of our directors, nominees for director, or executive officers.

        The Board of Directors recommends that the stockholders vote "FOR" the election of each of the nominees.

Information Regarding the Nominees for Director

Name	Age	Business Experience and Principal Occupation or Employment During Past 5 Years; Positions held with Wave Systems Corp.; Other Directorships	Director Since
John E. Bagalay, Jr., Ph.D.(1)(3)(4)	79	Member of the Board of Directors since 1993. Chairman of the Board of Directors of the Company since March 2003. Executive-in-Residence, EuroUS Ventures LLP, a venture capital company, since November 2005; Director of Special Projects in the Life Sciences at the Boston University Technology Commercialization Institute from November 2003 to November 2005; Senior Advisor to the Chancellor of Boston University from January 1998 to November 2003; Managing Director of BU Ventures, a university venture capital company, from September 1989 to January 1998. Mr. Bagalay has served as a member of our Board of Directors for over sixteen years. In addition to providing stability and continuity to the Board of Directors, Mr. Bagalay's venture capital experience has provided him valuable insights on the strategic direction of the Company. Also, as a result of his service as a director of Integrated Freight Corp. (a public company), including membership on its audit committee, he is in a position to share with the Board of Directors his experience with governance issues facing public companies. Mr. Bagalay's current term as director expires in 2013.	1993

Name	Age	Business Experience and Principal Occupation or Employment During Past 5 Years; Positions held with Wave Systems Corp.; Other Directorships	Director Since
Nolan Bushnell(2)(3)	70

Member of the Board of Directors since 1999. Chairman of Brainrush, Inc., an educational software company, since August 2012. eChairman of Tapcode, Inc., a digital entertainment company, since February 2009, where he is involved in the development of streaming media distribution models for Internet entertainment. Chairman and Chief Executive Officer of uWink, Inc., a digital entertainment company, from December 1999 to February 2009, where he was involved in the development of streaming media distribution models for Internet entertainment. Mr. Bushnell has served as a member of our Board of Directors for over ten years. While providing stability and continuity to the Board of Directors, Mr. Bushnell also brings valuable leadership experience as an entrepreneur in the technology industry. Mr. Bushnell's current term as director expires in 2013.

			1999

Name	Age	Business Experience and Principal Occupation or Employment During Past 5 Years; Positions held with Wave Systems Corp.; Other Directorships	Director Since
Robert Frankenberg(1)(2)	65

Member of the Board of Directors since December 2011. Mr. Frankenberg heads NetVentures, a management consulting firm which focuses on the high tech industry. From December 1999 to July 2006, Mr. Frankenberg served as Chairman and acting Chief Executive Officer of Kinzan, Inc., a provider of Internet services platforms that was sold in 2004. Prior to that, from May 1997 to July 2000, Mr. Frankenberg served as Chairman, President and Chief Executive Officer of Encanto Networks, Inc., an eBusiness software and services provider. From April 1994 to August 1996 as Chairman, President and Chief Executive Officer of Novell, Inc., one of the world's largest networking software companies. Prior to Novell, he was Vice President and General Manager of Hewlett Packard's personal computer business, responsible for the personal computer, server and networking product lines. Mr. Frankenberg is a director of Nuance Communications, Inc. Previously, Mr. Frankenberg served as a director of Electroglas, Inc., Extended Systems Incorporated, Scan Soft, Inc., and Secure Computing Inc. Mr. Frankenberg's experience as chairman, president and chief executive officer of numerous technology companies and his significant board experience (both with the company and elsewhere) provides expertise in technology, business operations, corporate development, strategy, financial reporting, governance and board best practices. Mr. Frankenberg's current term as director expires in 2013.

			2011

Name	Age	Business Experience and Principal Occupation or Employment During Past 5 Years; Positions held with Wave Systems Corp.; Other Directorships	Director Since
George Gilder(4)(2)	73

Member of the Board of Directors since 1993. Chairman of the Executive Committee of the Company since 1996. Senior Fellow at the Discovery Institute in Seattle, Washington since 1990; author of several books, including Life After Television, Microcosm, The Spirit of Enterprise, Wealth and Poverty, Telecosm and most recently, The Silicon Eye; contributing writer to Forbes magazine since 1981 and correspondent to Wired magazine since 1997; Chairman of Gilder Technology Group, Inc., a producer of web-based forums, since 1996; former chairman of the Lehrman Institute Economic Roundtable; former Program Director for the Manhattan Institute; recipient of White House award for Entrepreneurial Excellence from President Reagan. Mr. Gilder has served as a member of our Board of Directors for over sixteen years. He provides stability and continuity to the Board of Directors, in addition to, a valuable point of view on the strategic direction of the Company as a result of his extensive background in the field of technology. Mr. Gilder's current term as director expires in 2013.

			1993

Name	Age	Business Experience and Principal Occupation or Employment During Past 5 Years; Positions held with Wave Systems Corp.; Other Directorships	Director Since
John E. McConnaughy, Jr.(1)(2)(3)(4)(5)	84

Member of the Board of Directors since 1988. Chairman and Chief Executive Officer of JEMC Corporation, a personal holding company, since 1985; Director of the following: Allis Chalmers Energy, Inc. an oilfield services company, from 2004 to 2009, Arrow Resources Development, Inc., a natural resource development company, since 2005 and Kinetitec Corporation, a manufacturing technology company, since 2006. Mr. McConnaughy has served as a member of our Board of Directors for over twenty-one years. While providing stability and continuity to the Board of Directors, Mr. McConnaughy also provides valuable leadership as a result of his service as a director of other public companies and his experience in financial management. He has been designated by the Board of Directors as an Audit Committee financial expert consistent with SEC regulations. Mr. McConnaughy's current term as director expires in 2013.

			1988
Steven Sprague	48

President and Chief Executive Officer of the Company since March 2000 and a director since 1997; President and Chief Operating Officer of the Company from May 1996 to March 2000; Chief Executive Officer of Wavexpress, a subsidiary of the Company, from July 2001 until March 2003; Chairman of the Board of Directors of Wavexpress, from October 1999 until March 2003; director of Wavexpress since 1999; and Vice President and Director of Specialty Broadcast Networks, Inc. from August 2001 until April 2008. Mr. Sprague has served as a member of our Board for over twelve years and as the Company's President and Chief Executive Officer for over ten years. Mr. Sprague's years of management experience at the Company provides him with unique insights into the challenges and opportunities of overseeing the operations and management of the Company. Mr. Sprague's current term as a director expires in 2013.

			1997

Biographical Information Regarding Executive Officer Who Is Not a Director

Name	Age	Business Experience and Principal Occupation or Employment During Past 5 Years; Positions held with Wave Systems Corp.; Other Directorships	Officer Since
Gerard T. Feeney	54	Director of Wavexpress since September 2008; Secretary of the Company since February 1999; Senior Vice President of Finance and Administration and Chief Financial Officer of the Company since June 1998; Vice President of Finance and Operations and Chief Financial Officer of Xionics Document Technologies, Inc., a printer software company, from 1991 to 1998.	1998

(1)
Member of Nominating and Governance Committee.

(2)
Member of Compensation Committee.

(3)
Member of Audit Committee.

(4)
Member of Executive Committee.

(5)
Independent Audit Committee financial expert.

CORPORATE GOVERNANCE

        The Board of Directors met eight times during 2012. All members of the Board of Directors and each committee thereof attended at least 75% of the meetings of the Board of Directors and each committee. The Committees of the Board of Directors include a separately designated standing Audit Committee, Compensation Committee, Nominating Committee and Executive Committee. The Company strongly encourages each director to attend the Annual Meeting. All of the Company's directors attended the 2012 Annual Meeting of Stockholders.

  Board of Directors Leadership Structure and Role in Risk Oversight

        Our guidelines on significant governance issues and by-laws currently permit the offices of Chief Executive Officer and Chairperson of the Board of Directors to be held by separate individuals, and that the Chairperson of the Board of Directors must be a director of the Company. Our Chairman of the Board of Directors is John E. Bagalay, Jr., Ph.D., an independent director. Mr. Bagalay has held this position since March 2003. Our President and Chief Executive Officer is Steven Sprague. Mr. Sprague has held these positions since March 2000. The responsibilities of our independent Chair include presiding over meetings of the Board of Directors and participating in development of the Board of Directors agenda, as well as facilitating the discussions and interactions of the Board of Directors to ensure that all directors' viewpoints are heard and considered.

        Our Board of Directors believes that the separation of these two critical roles best serves our Company at this time because it allows Mr. Sprague to focus on his role as Chief Executive Officer and providing leadership over our day to day operations while Mr. Bagalay, as our independent Chairman, focuses on leadership of the Board of Directors. We believe that this leadership structure enhances the accountability of the Chief Executive Officer to the Board of Directors and strengthens the Board of Directors overall independence from management.

        Our Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of our strategic and organizational objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of risk oversight is to understand the risks our Company faces, the steps management is taking to manage those risks and to assess management's appetite for risk. It is management's responsibility to manage risk and bring to the attention of the Board of Directors material risks facing our Company. Our Board of Directors receives regular reports from management on matters relating to strategic and operational initiatives, financial performance and legal developments which are each integrated with enterprise-risk exposures. Our Board of Directors also approves our Chief Executive Officer's compensation and performance goals for each year. In doing so, the Board of Directors has an opportunity to ensure that the Chief Executive Officer's goals include responsibility for broad risk management. The involvement of the full Board of Directors in setting our strategic plan is a key part of its assessment of the risks inherent in our corporate strategy.

        While the Board of Directors has the ultimate responsibility for risk oversight, each committee of the Board of Directors also has responsibility for risk oversight. For example, the Audit Committee focuses on financial risk, including internal controls, and risks associated with our strategic initiatives, current and potential investments, as well as cash, debt and equity management and our ongoing ability to access capital markets. The Audit Committee receives an annual risk assessment report from our Chief Financial Officer. The Compensation Committee evaluates and sets compensation programs that encourage decision making predicated upon a level of risk consistent with our business strategy.

        In addition, the Compensation Committee reviews compensation and benefit plans affecting employees, as well as those applicable to executive officers. Finally, the Nominating Committee oversees succession risk, including Board of Directors and Chief Executive Officer succession and evaluates director skills and qualifications to appoint particular directors to our standing committees based upon the needs of that committee. Each committee makes reports regarding risk oversight in their area of responsibility to the Board of Directors at the next regularly scheduled Board of Directors meeting immediately following a committee meeting.

  Director Independence

        The Board of Directors has determined that Messrs. Bagalay, Bushnell, Frankenberg, Gilder and McConnaughy are each "independent" directors as defined in Rule 5605 of the NASDAQ Listing Rules. In addition, based on such standards, the Board of Directors determined that Mr. Sprague is not independent because he is our President and Chief Executive Officer. The Board of Directors made this determination based upon all facts and circumstances known to the Board of Directors, including, among other things, a review of questionnaires submitted by these directors.

  Audit Committee

        The members of the Audit Committee are Messrs. Bagalay, Bushnell and McConnaughy, each of whom is independent, as independence is defined in Rule 5605 of the NASDAQ Listing Rules and Rule 10A-3(b) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and free from relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a committee member. The Board of Directors has determined that the Audit Committee has at least one financial expert serving on its Audit Committee. Mr. McConnaughy is a financial expert, as such term is defined in Item 407(d)(5)(ii) of Regulation S-K of the Securities Exchange Act of 1934, as amended. The Audit Committee reviews the services provided by the Company's independent auditors, consults with the independent auditors on audits and proposed audits of the Company, and reviews the need for internal auditing procedures and the adequacy of the Company's internal control systems. In 2012, the Audit Committee held four meetings. The Audit

Committee has a written charter. The charter can be found on the Company's Internet website at www.wave.com.

  Nominating and Governance Committee

        The members of the Nominating and Governance Committee are Messrs. Bagalay, Frankenberg and McConnaughy, each of whom is independent, as independence is defined in Rule 5605 of the NASDAQ Listing Rules. The Nominating and Governance Committee establishes procedures for identifying potential candidates for appointment or election as directors, reviews and makes recommendations regarding the criteria for Board membership, and proposes nominees for election at the annual meetings and candidates to fill Board vacancies. The procedures for identifying potential candidates include soliciting recommended candidates from the Board of Directors as well as from other sources familiar with the Company's industry and then researching the background and experience of such recommended candidates. In identifying candidates to recommend for election to the Board of Directors, the Nominating and Governance Committee considers the following criteria (i) personal and professional integrity, ethics and values, (ii) experience in corporate governance, (iii) experience in the Company's industry, (iv) experience as a board member of another public company, and (v) practical and mature business judgment. The Nominating and Governance Committee will consider recommendations for nominees from any stockholder who is entitled to vote for the election of directors. The stockholder must give written notice of his or her intention to propose a nominee to the Secretary of the Company, at 480 Pleasant Street, Lee, Massachusetts 01238, which notice must be delivered to, or mailed and received at, the Company's principal executive offices not less than sixty (60) days and not more than ninety (90) days prior to the scheduled annual meeting (except that if less than seventy (70) days' notice of the date of the scheduled annual meeting is given, notice by the stockholder may be delivered or received not later than the tenth (10th) day following the day on which such notice of the date of the scheduled annual meeting is given). Recommendations must be accompanied by the consent of the individual being recommended to be nominated, to be elected and to serve. The submission also should include a statement of the candidate's business experience and other business affiliations, and otherwise comply with the provisions of the Company's bylaws. The Nominating and Governance Committee evaluates nominees made by stockholders the same way it does any other nominees, as described above. The Board of Directors does not have a policy with regard to the consideration of diversity in identifying director nominees, and the Nominating and Governance Committee has not historically otherwise made diversity a consideration in its nomination process. The Nominating and Governance Committee has a written charter. The charter can be found on the Company's Internet website at www.wave.com. In 2012, the Nominating and Governance Committee held one meeting.

  Executive Committee

        The members of the Executive Committee are Messrs. Bagalay, Gilder and McConnaughy, each of whom is independent, as independence is defined in Rule 5605 of the NASDAQ Listing Rules. The Executive Committee assists the Chairman of the Company in the interim between meetings of all members of the Board of Directors. The Executive Committee brings material matters to the attention of the Board of Directors and prepares the deliberation process of the Board of Directors, thus accelerating vital decisions for the Company. However, the Board of Directors did not delegate its full power to the Executive Committee and asked that the Executive Committee include all members of the Board of Directors in major decisions affecting the Company. In 2012, the Executive Committee held eight meetings.

  Compensation Committee

        The members of the Compensation Committee are Messrs. McConnaughy, Bushnell, Frankenberg and Gilder, each of whom is independent, as independence is defined in Rule 5605 of the NASDAQ Listing Rules. The Compensation Committee's authority and responsibilities include: (i) assisting the Board of Directors in developing and evaluating potential candidates for executive positions, (ii) evaluating (on an annual basis) the Chief Executive Officer's performance and setting his annual compensation, including salary, bonus, incentive and equity compensation, (iii) providing oversight of management's decisions concerning the performance and compensation of the Company's other officers, (iv) reviewing and administering incentive compensation and equity based compensation plans and (v) such other activities, consistent with the Compensation Committee's charter and the Company's certificate of incorporation and by-laws, as the Compensation Committee or the Board of Directors may deem appropriate. The Compensation Committee consults with and considers recommendations made by the Chief Executive Officer on all matters relating to executive compensation, including salary, bonus, incentive and equity based compensation, other than the compensation of the Chief Executive Officer. The Compensation Committee does not delegate any of its functions or authority to others. The Compensation Committee has not utilized outside consultants in determining or recommending executive compensation. In 2012, the Compensation Committee held four meetings. The Compensation Committee has a written charter. The charter can be found on the Company's Internet website at www.wave.com.

  Compensation Committee Interlocks and Insider Participation

        None of the members of the Compensation Committee of the Company (Messrs. McConnaughy, Bushnell, Frankenberg and Gilder) were, or are, officers or employees of the Company, nor was any executive officer of the Company a director or member of the compensation committee of another entity, one of whose executive officers or directors served on the Compensation Committee or as a director of the Company. None of the members of the Compensation Committee of the Company had, or have, any relationship with the Company, which would require disclosure under "Certain Relationships and Related Transactions" herein.

  Communications with the Board of Directors

        Stockholders may send communications to the Board of Directors by mail to the Chairman of the Board, c/o Wave Systems Corp., 480 Pleasant Street, Lee, Massachusetts 01238. Each communication will then be presented to the entire Board of Directors at the next meeting of the Board of Directors.

  Code of Business Conduct and Ethics

        We have adopted a corporate Code of Business Conduct and Ethics that applies to all of our officers and employees. The Code of Business Conduct and Ethics can be found on the Company's Internet website at www.wave.com. We intend to disclose on our website any material amendments to or waivers of the code applicable to our executive officers within four (4) business days following such amendment or waiver.

 COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis (the "CD&A") for the year ended December 31, 2012 with management. In reliance on the reviews and discussions referred to above, the Compensation Committee recommended to the Board of Directors, and the Board of Directors has approved, that the CD&A be included in the proxy statement for the 2013 Annual Meeting for filing with the SEC.

        By the Compensation Committee of the Board of Directors:

Compensation Committee John E. McConnaughy, Jr. Nolan Bushnell Robert Frankenberg George Gilder

AUDIT COMMITTEE REPORT

        The audit committee is governed by a written charter adopted by the Board of Directors.

  Report to Stockholders

        The Audit Committee met with members of the Company's management team and independent accountant to review and discuss the audited financial statements, as well as the unaudited quarterly financial statements, for the fiscal year ended December 31, 2012. The Audit Committee received from the independent accountant the written disclosures and letter regarding the accountant's independence required by applicable requirements of the Public Company Accounting Oversight Board and discussed with the independent accountant the independent accountant's independence. In addition, the Audit Committee discussed with the accountant the accountant's independence and other matters required to be discussed by Statement on Auditing Standards No. 61. Based on the foregoing meetings and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the Securities and Exchange Commission on March 18, 2013.

Audit Committee John E. Bagalay, Jr. Nolan Bushnell John E. McConnaughy, Jr.

        The Audit Committee report above does not constitute "soliciting material" and will not be deemed "filed" or incorporated by reference into any of our filings under the Securities Act or the Exchange Act that might incorporate our SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        The Company's executive compensation program is administered by the Compensation Committee of our Board of Directors, which is comprised entirely of independent directors. The objectives of the Company's compensation programs for our "named executive officers", who are Steven Sprague

(President and Chief Executive Officer) and Gerard T. Feeney (Senior Vice President, Finance and Administration and Chief Financial Officer), are to:

  •
  retain and reward our named executive officers for contributions to the Company's overall success;

  •
  ensure that our named executive officers have incentives to achieve substantial growth in stockholder value;

  •
  align incentives with the long term interests of our stockholders; and

  •
  encourage and reward high performance and accountability.

  Advisory Vote on Compensation

        Consistent with the shareholder resolution on the frequency of the vote to approve executive compensation, the Compensation Committee has determined to submit an advisory vote on an annual basis.

        At our 2012 Annual Meeting, we held a non-binding stockholder vote on our executive compensation program. At the meeting, approximately 62% of the votes cast on the "say on pay" proposal were voted in favor of the proposal. The Compensation Committee considered the results of the vote and, noting the support from stockholders, continues to believe that the Company's executive compensation program provides appropriate incentives to meet the Company's strategic and business objectives. Accordingly, the Compensation Committee did not make any material changes to our overall compensation program for our named executive officers in 2012. The Company also held a non-binding stockholder vote at the meeting on whether to hold a "say-on-pay" vote every one, two, or three years and, based on the outcome of that vote, the Company has determined to present a "say-on-pay" vote in its proxy annually. The Compensation Committee will continue to consider the voting results, along with other relevant factors including corporate governance best practices, when making future compensation decisions for our named executive officers.

  Recommendation on Say-on-Pay Vote

        In light of the Company's accomplishments described above, our pay-for-performance alignment in both the short-term and the long-term and the Compensation Committee's determination that our named executive officer compensation is not reasonably likely to have a material adverse effect on the Company (as described in more detail below under "Risk Management"), the Compensation Committee recommends that our shareholders vote favorably on this year's resolution to approve the 2012 named executive officer compensation.

  Elements of Compensation

        The elements of the Company's compensation program for our named executive officers consist of base salary, fixed and incentive bonuses and participation in stock option and other benefit plans generally available to other employees. In determining the amounts to be paid or awarded under each element of the program, the Compensation Committee generally strives to strike an optimal balance in furtherance of the compensation program's overall objectives set forth above and described in more detail below. Base salary and bonus compensation for our named executive officers are also largely governed by the employment agreements between the Company and those officers as described in more detail below.

        Base Salary.    Salaries for the Company's named executive officers were initially set based on negotiations at the time of recruitment. As described below, the Company's employment contracts with both of the named executive officers also provide for fixed annual bonuses in a guaranteed amount equal to 50% of the officer's annual salary. Because this portion of the bonus compensation is guaranteed, the Compensation Committee considers it as part of its determination of base salary. Salaries for our named executive officers are reviewed annually by the Compensation Committee. The 2012 and 2013 base salary for each named executive officer remained at their 2011 levels.

        Salary increases for Mr. Sprague, if any, are determined by the Compensation Committee. Salary increases for our other named executive, Mr. Feeney, if any, are determined by the Compensation Committee, in consultation with Mr. Sprague. For additional information on the base salaries of our named executive officers, see "Employment Contracts" below.

        Bonuses.    As described below, the Company's employment contracts with both of the named executive officers provide for fixed quarterly bonuses in a guaranteed amount equal to 50% of the named executive's annual salary as well as incentive bonuses. The guaranteed portion of the bonus is paid quarterly and its objective is to retain the services of the named executive throughout the course of the year.

        Our named executive officers are eligible to receive an incentive bonus. Because the Company has focused its operations on the development of products and services in an early-stage hardware-based digital security market that has not yet attained significant commercial acceptance, incentive bonus determinations for our named executive officers are not generally based upon specific quantitative financial performance factors. Rather, the objective of each incentive bonus is to encourage and reward high performance of the executive's duties in furthering important strategic objectives of the Company, which for 2012 included:

  •
  furthering our share of the digital security market in which we operate;

  •
  securing and building upon contractual relationships with OEM partners and other customers;

  •
  forming strategic alliances with companies that market complementary products and services;

  •
  developing reseller relationships and other distribution channels for our products and services;

  •
  implementing marketing and advertising initiatives promoting our products and services and the trusted computing industry in which we operate;

  •
  securing capital financing, on which the Company has relied for its continuing operations; and

  •
  sustaining year over year revenue growth.

While the Compensation Committee considers these factors in determining incentive bonuses for our named executive officers, there is no specific formula. The incentive bonus payable for a given fiscal year for Mr. Sprague is typically determined by the Compensation Committee within 60 days after the close of that fiscal year. The incentive bonus payable for a given fiscal year for our other named executive, Mr. Feeney, is typically determined by the Compensation Committee within 60 days after the close of that fiscal year, in consultation with Mr. Sprague.

        As a result of our level of profitability, the Compensation Committee determined that our named executive officer would not receive any incentive bonuses with respect to fiscal 2012 (aside from any guarantees in a named executive officer's employment agreement).

        Long-Term Incentives.    Long-term incentives are provided to the named executive officers through the Company's Amended and Restated 1994 Employee Stock Option Plan, which can reward the named executive officers and other employees through the growth in value of the Company's Class A Common Stock. The Company believes that employee equity ownership is highly motivating, provides a major incentive for employees to build stockholder value and serves to align the interests of the named executive officers and other employees with those of stockholders.

        Grants of stock options to the named executive officers under the Company's Amended and Restated 1994 Employee Stock Option Plan are determined based upon each named executive officer's relative position, responsibilities, historical and expected contributions to the Company, and the named executive officer's existing stock ownership and previous option grants, with primary weight given to the named executive officer's relative rank and responsibilities. Awards are typically granted annually during the first quarter of the year. In awarding option grants, the Compensation Committee also considers the same strategic objectives taken into account for determining incentive bonuses. Stock options are granted at an exercise price equal to the market price of the Company's Class A Common Stock on the date of grant and will provide value to the named executive officers only when the market price of the Class A Common Stock increases over the exercise price. We have not granted stock options in coordination with the release of material, non-public information and our option grant practices are separate from discussions regarding the release of such information. Option grants are made on the date that the Compensation Committee approves the grants and are not coordinated with any other specific company events.

        Our named executive officers, along with all of our other employees, are also eligible to participate in our 2004 Employee Stock Purchase Plan. Under this plan the named executives and employees can elect to have payroll deductions made from each paycheck, in an amount not less than 1 percent (1%) and not greater than fifteen percent (15%) during a six month period (beginning on either June 1 or December 1 and ending on the next November 30 or May 31, respectively). Unless the participant makes a withdrawal election, at the end of each six month period the accumulated payroll deductions are used to purchase shares of Class A Common Stock at a discount to the fair market value of the Class A Common Stock (85% of the fair market value on the first day of the offering period or the last day of the offering period, whichever is lower (with some exceptions)).

        Standard Employee Benefits.    The named executive officers are entitled to participate in the same benefit programs afforded generally to all other employees of the Company. Such benefits generally include a 401(k) program, Medical and Dental Health Plans, Employee Stock Purchase Plan and Short-Term and Long-Term Disability Plans. We do not provide any perquisites or other personal benefits to our named executive officers.

  Employment Contracts

        Since November 1998, the Company has had an employment agreement with Steven Sprague that provides that Mr. Sprague shall serve as President and Chief Executive Officer of the Company for consecutive one-year terms unless either party provides written notice to the other of its/his intention not to renew the contract not less than sixty (60) days prior to the expiration of the then current term. The employment agreement provides that Mr. Sprague will be paid a minimum base salary of $185,000 per year, subject to increase from time to time, as determined by action of the Board of Directors upon recommendation by the Compensation Committee. The employment agreement also provides that Mr. Sprague will be entitled to an annual bonus. The annual bonus is comprised of two portions: fixed and incentive. The fixed portion of the bonus is guaranteed and calculated to be equal to 50% of each year's annual salary. In the event that Mr. Sprague's employment is terminated without cause or in certain other circumstances, Mr. Sprague will be paid a lump sum in an amount equal to three (3) years' annual base salary then in effect, and continued health insurance and other benefits for a period equal to the remaining term of employment then in effect. This employment agreement also contains a two-year post termination covenant not to compete.

        Since June 1998, the Company also has had an employment agreement with Gerard T. Feeney that provides that Mr. Feeney shall serve as Senior Vice President, Finance and Administration and Chief Financial Officer of the Company for consecutive one-year terms unless either party provides written notice to the other of its/his intention not to renew the contract not less than sixty (60) days prior to the expiration of the then current term. The employment agreement provides that Mr. Feeney will be paid a minimum base salary of $160,000 per year, subject to increase from time to time, as determined by action of the Board of Directors upon recommendation by the Compensation Committee. The employment agreement also provides that Mr. Feeney will be entitled to an annual bonus. The annual bonus is comprised of two portions: fixed and incentive. The fixed portion of the bonus is guaranteed and calculated to be equal to 50% of each year's annual salary. In the event that Mr. Feeney's employment is terminated without cause or in certain other circumstances, Mr. Feeney will be paid (i) a lump sum in an amount equal to one year's annual base salary then in effect and (ii) a lump sum in an amount equal to the fixed bonus that would have been earned in the one year period following termination, and continued health insurance and other benefits for a period equal to the remaining term of employment then in effect. However, in the event Mr. Feeney secures employment elsewhere during the one-year period subsequent to termination, continued health insurance and other benefits will stop once employment has begun with the new employer. In addition, Mr. Feeney's options will continue to vest for at least one year from the termination date and for the portion of time greater than one year and up to his next anniversary-vesting period. This employment agreement also contains a two-year post termination covenant not to compete.

Impact of Accounting and Tax Treatments of Compensation

        The accounting and tax treatment of compensation generally has not been a factor in determining the amounts of compensation for our named executive officers. However, the Compensation Committee and management have considered the accounting and tax impact of various program designs to balance the potential cost to the Company with the benefit/value to the executive. The Company has not established a policy with regard to Section 162(m) of the Code since the Company has not paid, and does not currently anticipate paying compensation subject to Section 162(m) of the Code in excess of $1 million per annum to any employee. The Company intends to administer its stock option plans in accordance with Section 162(m) of the Code. With the adoption of Accounting Standards Codification Topic 718 "Compensation—Stock Compensation" ("ASC 718"), we do not expect accounting treatment of differing forms of equity awards to vary significantly and, therefore, accounting treatment is not expected to have a material effect on the selection of forms of equity compensation in the future.

Risk Management

        We reviewed all of our compensation programs and found that none would be reasonably likely to have a materially adverse effect on the Company. We believe that our balanced executive compensation program aligns the interests of our executives with stockholders by encouraging long-term performance, without encouraging excessive or unnecessary risk-taking. Further, the compensation of our named executive officers is divided amongst elements that promote both short-term and long-term performance. The option awards help to drive long-term decision making and eliminate adverse risk-taking that may occur due to year-over-year performance measurements, and rewards growth over the long term. Salary and annual incentives help to drive short-term performance and are reviewed each year and payments are subject to Compensation Committee discretion.

Summary Compensation Table

        The following table provides certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities for our named executive officers for the fiscal years ended December 31, 2012, 2011 and 2010.

Name and Principal Position	Year	Salary ($)	Bonus ($)(2)	Option Awards ($)(1)	Total ($)
Steven Sprague	2012	337,500	168,750	461,340	967,580
President and Chief Executive Officer	2011	337,480	260,000	876,420	1,473,900
	2010	324,500	260,000	372,630	957,130
Gerard T. Feeney	2012	275,600	137,800	346,005	759,405
Senior Vice President, Chief Financial	2011	275,600	200,000	627,315	1,132,915
Officer and Secretary	2010	265,500	200,000	279,473	744,973

(1)
The grant date fair value of the awards was determined in accordance with FASB ASC Topic 718, and these values may not correspond to the actual value that may be realized by the executive officers. The assumptions used in the calculation of the grant date fair value of the option awards are included in Note 12 to the Company's audited financial statements for the fiscal year ended December 31, 2012 included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 18, 2013.

(2)
Consists of fixed quarterly bonuses in a guaranteed amount equal to 50% of the named executive's annual salary and incentive bonuses earned pursuant to the employment agreements with the named executive officers. No incentive bonuses were paid to the named executive officers for service in 2012.

2012 Grants of Plan-Based Awards Table

        The following table sets forth the plan-based grants made to our named executive officers during the fiscal year ended December 31, 2012.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)(1)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Steven Sprague	2/9/2012	300,000	2.20	461,340
Gerard T. Feeney	2/9/2012	225,000	2.20	346,005

(1)
Stock options granted on 2/9/2012 to the named executives were granted under the Wave Systems, Inc. Amended and Restated 1994 Employee Stock Option Plan and one-third of the options vest on each of the first three anniversaries of the grant date.

(2)
The grant date fair value of the awards was determined in accordance with FASB ASC Topic 718, and these values may not correspond to the actual value that may be realized by the executive officers. The assumptions used in the calculation of the grant date fair value of the option awards are included in Note 12 to the Company's audited financial statements for the fiscal year ended December 31, 2012 included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 18, 2013.

Outstanding Equity Awards at 2012 Fiscal Year-End

        The table below shows outstanding equity awards held by our named executive officers as of December 31, 2012. All outstanding equity awards at December 31, 2012 are stock options.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Steven Sprague	75,000	0		3.00	2/13/2013
	75,000	0		5.04	1/2/2014
	12,500	0		2.43	11/15/2014
	83,333	0		3.12	1/19/2015
	125,000	0		1.89	3/9/2016
	166,666	0		2.44	1/23/2017
	210,000	0		1.77	1/24/2018
	280,000	0		0.81	2/2/2019
	200,000	100,000	(1)	1.95	1/14/2020
	100,000	200,000	(2)	4.59	1/14/2021
	0	300,000	(3)	2.20	2/9/2022
Gerard T. Feeney	45,000	0		3.00	2/13/2013
	45,000	0		5.04	1/2/2014
	9,250	0		2.43	11/15/2014
	50,000	0		3.12	1/19/2015
	75,000	0		1.89	3/9/2016
	155,000	0		2.44	1/23/2017
	155,000	0		1.77	1/24/2018
	210,000	0		0.81	2/2/2019
	150,000	75,000	(1)	1.95	1/14/2020
	75,000	150,000	(2)	4.59	1/14/2021
	0	225,000	(3)	2.20	2/9/2022

(1)
Options granted on 1/14/2010 and vest in one-third increments on each of the first three anniversaries of the grant date.

(2)
Options granted on 1/14/2011 and vest in one-third increments on each of the first three anniversaries of the grant date.

(3)
Options granted on 2/9/2012 and vest in one-third increments on each of the first three anniversaries of the grant date.

Option Exercises and Stock Vested in 2012

        There were no option exercises during the fiscal year ended December 31, 2012 by our named executive officers.

Potential Payments Upon Termination or Change of Control

        In connection with the employment agreements as described above and as in effect on December 31, 2012, our named executive officers would have been entitled to certain payments and benefits upon certain qualifying terminations of their employment relationships with us during 2012. An executive's employment relationship may be terminated for any of the following reasons: (i) the executive's death or disability, (ii) by us with or without cause (as defined in the applicable executive's agreement), (iii) by the executive either for no reason or as a result of certain material adverse changes in the terms and conditions of the executive's employment, as set forth in the applicable employment agreement (a "Deemed Termination"), and (iv) after expiration of the term of employment following notice of non-extension by us or by the executive. No benefits are payable upon any termination of employment other than by us without cause (excluding a termination due to disability or a non-renewal of the employment agreement) or due to a Deemed Termination.

        Upon a termination of Mr. Sprague by the Company without cause or by him due to a Deemed Termination, Mr. Sprague would be entitled to receive severance benefits consisting of a lump sum amount equal to three (3) years' annual base salary and continued health insurance and other benefits for a period equal to the remaining term of employment then in effect, which amounts, assuming a termination occurring on December 31, 2012, the last day of our fiscal year, would have been valued at $1,012,500 and $20,859, respectively. His employment agreement also contains a two-year post termination covenant not to compete.

        Upon a termination of Mr. Feeney by the Company without cause or by him due to a Deemed Termination, Mr. Feeney would be entitled to receive severance benefits consisting of a lump sum amount equal to one year's annual base salary then in effect, a lump sum amount equal to the fixed bonus that would have been earned in the one year period following termination, and continued health insurance and other benefits for a period equal to the remaining term of employment then in effect, which amounts, assuming a termination occurring on December 31, 2012, the last day of our fiscal year, would have been valued at $275,600, $137,800, and $20,859, respectively. In addition, Mr. Feeney's options will continue to vest for at least one year from the termination date and for the portion of time greater than one year and up to his next anniversary-vesting period. The value of such vesting benefit would have been equal to $-0-, taking into account the closing price of our common stock of $0.72 per share on December 31, 2012. His employment agreement also contains a two-year post termination covenant not to compete.

        All of the unvested stock options awarded to our named executive officers and other employees would automatically vest upon a change of control of the Company. Assuming a change in control occurring on the last day of 2012, based on the closing price of our common stock of $0.72 per share on December 31, 2012, the value of such accelerated vesting in respect of the options held by Mr. Sprague and Mr. Feeney would have been $-0-.

Director Compensation Table

        The table below summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended December 31, 2012.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total ($)
John E. Bagalay, Jr.	116,000	9,369	125,369
Nolan Bushnell	87,000	9,369	96,369
Robert Frankenberg	78,000	9,369	87,369
George Gilder	78,000	9,369	87,369
John E. McConnaughy, Jr.	87,000	9,369	96,369

(1)
The grant date fair value of each option award computed in accordance with FASB ASC Topic 718 was $9,369. The assumptions used in the calculation of these amounts are included in Note 12 to the Company's audited financial statements for the fiscal year ended December 31, 2012 included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 18, 2013. The options were granted on June 19, 2012 at an option price of $0.89, the fair market value of the Company's common stock on the date of the grant.

(2)
The aggregate number of options held by each director as of December 31, 2012 was as follows: Bagalay, 83,332; Bushnell, 73,332; Frankenberg, 30,000; Gilder, 83,332; McConnaughy, 83,332.

        Under the Company's compensation arrangement for its directors, each director who is not an employee of the Company received cash compensation of $60,000 for serving on the Board of Directors in 2012 and was paid $1,500 for each meeting attended and $1,000 for each committee meeting attended. In addition, each director who served on the Audit and/or Compensation Committees received an additional $5,000 for each committee upon which he served in 2012. The Chairman of the Board of Directors (Mr. Bagalay) received an additional $35,000, over and above his director and committee fees for serving in such capacity for 2012.

        Under the Company's Non-Employee Directors Stock Option Plan, each director who is not an employee of the Company receives an initial grant of options to purchase 15,000 shares of Class A Common Stock at the time the director is appointed to the Board of Directors and an annual grant to purchase 15,000 shares of Class A Common Stock at fair market value upon re-election after the annual meeting of the stockholders. Options granted pursuant to the Non-Employee Directors Stock Option Plan vest the day following the grant, and terminate upon the earliest to occur of (i) three months after the optionee ceases to be a director of the Company, (ii) one year after the death or disability of the optionee and (iii) ten years after the date of grant.

Certain Relationships and Related Transactions

Loans Receivable from Directors/Officers

        Consistent with the provisions of the Sarbanes-Oxley Act of 2002, the Company has adopted a written policy prohibiting future loans to officers and directors.

Compensation to Related Parties

        In March 2003, Mr. Peter Sprague, the founder and former Chairman of the Company, was appointed Chairman and Chief Executive Officer of Wavexpress, a subsidiary of the Company. In April 2009, Mr. Sprague became an employee of the Company where he is responsible for the marketing of our hardware-based digital security products and services for the medical services industry. Total compensation paid to Mr. Sprague was $174,200 for the year ended December 31, 2012, $259,200 for the year ended December 31, 2011 and $254,000 for the year ended December 31, 2010. Mr. Sprague was also granted options to purchase 80,000 shares of Class A Common Stock of the Company at a strike price of $2.20 in 2012, 80,000 shares of Class A Common Stock of the Company at a strike price of $4.59 in 2011 and 80,000 shares of Class A Common Stock of the Company at a strike price of $1.95 in 2010. Mr. Peter Sprague is the father of the Company's President and Chief Executive Officer, Steven Sprague.

        On November 1, 1999, Michael Sprague became an employee of Wavexpress, a subsidiary of the Company. In April 2009, Michael Sprague became an employee of the Company where he is responsible for developing web-based solutions that are complementary to and work with our hardware-enabled trusted computing security technologies. Michael Sprague was paid $215,300 for the year ended December 31, 2012, $224,280 for the year ended December 31, 2011 and $217,000 for the year ended December 31, 2010. Michael Sprague was also granted options to purchase 75,000 shares of Class A Common Stock of the Company at a strike price of $2.20 in 2012, 75,000 shares of Class A Common Stock of the Company at a strike price of $4.59 in 2011 and 75,000 shares of Class A Common Stock of the Company at a strike price of $1.95 in 2010. Michael Sprague is the brother of Steven Sprague and the son of the Company's founder and former Chairman, Peter Sprague.

        Our policies and procedures for the review, approval or ratification of related person transactions required to be disclosed pursuant to Item 404 of SEC Regulation S-K are as follows: (i) pursuant to the Audit Committee charter, the Audit Committee reviews all such related person transactions and reviews potential conflict of interest situations where appropriate and (ii) pursuant to the Company's Code of Business Conduct and Ethics, conflicts of interests are generally prohibited as a matter of Company policy, except under guidelines approved by the Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons owning more than ten percent of a registered class of the Company's equity securities ("Reporting Persons"), to file with the Securities and Exchange Commission (the "Commission") reports of ownership and changes in ownership of equity securities of the Company. Such persons are also required to furnish the Company with copies of all such forms. Based solely on its review of copies of such forms received by it, the Company believes that, for the year ended December 31, 2012, the Reporting Persons met all applicable Section 16(a) filing requirements, except that each of Steven Sprague and Gerard T. Feeney filed a Form 4 on February 22, 2012 reporting a transaction that occurred on February 9, 2012.

Equity Compensation Plan Information

        The following table provides information as of December 31, 2012 with respect to compensation plans under which shares of Wave's Common Stock are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(*)
Equity compensation plans approved by security holders	13,506,536	$2.36	4,586,733
Equity compensation plans not approved by security holders	170,057	$0.82	—

Total	13,676,594	$2.34	4,586,733

*
Shares remaining available for future issuance under Wave's equity compensation plans are comprised of 3,224,412 shares under the Amended and Restated 1994 Employee Stock Option Plan, 573,565 shares under the 1994 Non-Employee Directors Stock Option Plan and 788,756 shares under the 2004 Employee Stock Purchase Plan (of which 112,123 shares under the 2004 Employee Stock Purchase Plan were subject to purchase rights as of December 31, 2012). The amount shown does not include 5 million shares of Wave's Common Stock that would be available for issuance under the Amended and Restated 1994 Employee Stock Option Plan if Proposal No. 2 is approved. See Note 12 to the Company's audited financial statements for the fiscal year ended December 31, 2012 included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 18, 2013 for a discussion of the equity plans.

        Equity compensation plans not approved by security holders are comprised of the following:

        Pursuant to placement agency agreements that Wave entered into with Securities Research Associates, Inc., on August 8, 2012 in connection with an offering of Class A Common Stock, Wave issued a warrant to purchase 155,269 shares of Class A Common Stock at $0.58 per share. The warrant expires on August 8, 2015. No additional warrants are required to be granted pursuant to the placement agency agreement. During 2012 none of these options were exercised.

        In connection with an agreement that Wave entered into with an outside sales representative in 2003, Wave issued warrants to purchase 14,788 shares of Class A Common Stock at prices ranging from $2.85 to $4.35 per share, pursuant to an individual compensation plan with the sales representative. No additional warrants are required to be granted pursuant to the individual compensation plan for the sales representative. These warrants expired during the period January 1, 2013 through April 30, 2013.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO THE
AMENDED AND RESTATED 1994 EMPLOYEE STOCK OPTION PLAN

        The Board of Directors adopted on April XX, 2013, subject to approval by the stockholders, an amendment (the "2013 Amendment") to the Company's Amended and Restated 1994 Employee Stock Option Plan (as amended and restated, the "1994 Employee Plan"). The 2013 Amendment submitted for approval by the stockholders will increase the number of shares of Class A Common Stock reserved for issuance under the 1994 Employee Plan from 19,000,000 to 24,000,000. If the stockholders do not approve the increase in shares, the increase will not take effect, but the Company may continue to grant stock options under the 1994 Employee Plan, as otherwise amended and restated, in accordance with the terms and conditions thereof.

        The Company has in the past used, and intends to continue to use, stock options as an incentive device to motivate and compensate its salaried officers and other key employees, and believes that equity incentives represented by stock options enhance the Company's ability to attract and retain the best available personnel. There are no current plans, proposals or arrangements to award any of these additional options.

        As of March 31, 2013, options to purchase 14,540,640 shares of Class A Common Stock with a weighted average exercise price of $2.17 and a weighted average remaining term of 6.9 years were outstanding under the 1994 Employee Plan and options to purchase 353,328 shares of Class A Common Stock with a weighted average exercise price of $2.14 and a weighted average remaining term of 6.4 years were outstanding under the Non-Employee Directors Stock Option Plan. Accordingly, 1,672,899 shares remained available for future grants under the 1994 Employee Plan and 573,565 shares remained available for future grants under the Non-Employee Directors Stock Option Plan as of such date. The Company actively manages its use of shares available for option grants each year to maintain an acceptable burn rate, and its average annual burn rate over the three-year period ending December 31, 2012 was approximately 14%. In each of 2010, 2011 and 2012, the Company granted 2,457,050, 2,856,145 and 2,928,325 options, respectively. The additional 5 million shares the Board of Directors has reserved for issuance under the 1994 Employee Plan represent approximately 5% of our outstanding shares and approximately 4% of our fully diluted ordinary shares as of the record date, April XX, 2013.

        Under the terms of the 1994 Employee Plan, the Company is authorized to grant stock options that qualify as incentive stock options ("ISOs") under Section 422 of the Code and non-qualified stock options ("NQSOs") to salaried officers and other key employees of the Company and its subsidiaries who are in a position to affect materially the profitability and growth of the Company and its subsidiaries.

Summary of the 1994 Employee Plan

        The following summary of material features of the 1994 Employee Plan is qualified in its entirety by reference to the full text of the 1994 Employee Plan (as proposed to be amended by the 2013 Amendment), a copy of which is attached hereto as EXHIBIT 1.

General

        The 1994 Employee Plan permits the Company to grant ISOs and NQSOs to salaried officers and other key employees, and terminates on July 1, 2019. No options may be granted after the termination date. The 1994 Employee Plan covers a maximum of 19,000,000 shares of Class A Common Stock, which will be increased to a total of 24,000,000 if the 2013 Amendment is approved (subject to share adjustments as described below), which may be either authorized and unissued shares of Class A Common Stock or shares of Class A Common Stock held in the Company's treasury. When an option lapses, expires, terminates or is forfeited, the related shares of Class A Common Stock may be available for distribution in connection with future options. Adjustments may be made in the number of shares of Class A Common Stock reserved under the 1994 Employee Plan, in the option price and in the number of shares of Class A Common Stock subject to a particular option grant, in the event of a merger, reorganization, consolidation, recapitalization or stock dividend, and in the event of certain other changes described in the 1994 Employee Plan or any other changes in the Company's corporate structure that affect the Class A Common Stock or has an effect similar to any of the foregoing. No employee may be granted options covering, in the aggregate, more than 300,000 shares of Class A Common Stock in any fiscal year of the Company (subject to adjustment as provided above).

        Because grants under the 1994 Employee Plan are discretionary, the Company cannot now determine the number of options to be received by any particular current executive officer, by all current executive officers as a group or by non-executive officer employees as a group. The number of such options and awards shall be determined by the Company, pursuant to the terms of the 1994 Employee Plan. It is currently estimated that there are approximately 215 employees eligible to participate in the 1994 Employee Plan.

Administration

        The 1994 Employee Plan, as amended, is administered by the Compensation Committee (subject to the ratification of all grants by our Board of Directors, as appropriate). The Compensation Committee is comprised of directors who are non-employee directors within the meaning of Rule 16b-3 promulgated under the Exchange Act.

Stock Options

        Stock options granted under the 1994 Employee Plan may be either ISOs or NQSOs. The aggregate fair market value (determined as of the time of the grant of an ISO) of the Class A Common Stock with respect to which ISOs are exercisable for the first time by a single optionee during any calendar year under the 1994 Employee Plan and any other stock option plan of the Company may not exceed $100,000.

        The exercise price for stock options shall be determined by the Company and shall be set forth in an option agreement entered into with the optionee, provided, however, that the exercise price for an option shall not be less than the fair market value of a share of Class A Common Stock on the date of grant (110% in the case of an ISO granted to a 10% or more stockholder). On April XX, 2013, the last reported bid price for the Company's Class A Common Stock, was $X.XX per share.

        Each option agreement is to specify the time or times at which such options will be exercisable, except that the termination date for any stock option shall not exceed 10 years from the date of grant

(five years in the case of an ISO granted to a 10% or more stockholder). Options may be exercised within three months following the retirement of an optionee and within twelve months following the death or disability of an optionee; provided, that no option may be exercised following the period of exercisability set forth in the agreement related thereto.

        Stock options may be exercised by an optionee in whole or in part by giving notice to the Company and the exercise price therefore may be paid by delivering cash or shares of unrestricted Common Stock having a fair market value equal to the cash exercise price of the options being exercised. Optionees may also utilize a cashless exercise feature that will enable them to exercise their options without a concurrent payment of the option price, provided that the purchased option shares are immediately sold by a designated broker and the option price is paid directly to the Company out of the sale proceeds. Options granted under the 1994 Employee Plan may, at the discretion of the Compensation Committee or the Board of Directors, grant the right to acquire a reload option (the "Reload Option") to purchase the number of shares of Class A Common Stock tendered by an optionee in exercising a stock option. The exercise price of the Reload Option shall equal the fair market value of the Class A Common Stock on the date of the grant of the Reload Option.

        Stock options are nontransferable other than by will or by the laws of descent and distribution, and stock options are exercisable during the optionee's lifetime only by the optionee.

Change of Control

        In the event of a "Change of Control," as defined in the 1994 Employee Plan, all options outstanding shall be immediately and fully exercisable and shall become fully vested.

Amendments

        The Board of Directors may terminate, suspend or amend the 1994 Employee Plan provided that such amendment, suspension, or termination may not affect the validity of the then outstanding options, and provided further that the Board may not, without the approval of stockholders (i) increase the maximum number of shares of Class A Common Stock which may be issued pursuant to the provisions of the 1994 Employee Plan, (ii) change the class of individuals eligible to receive options under the 1994 Employee Plan, (iii) materially increase the benefits accruing to participants under the 1994 Employee Plan, or (iv) extend the term of the 1994 Employee Plan.

Withholding Taxes

        The 1994 Employee Plan provides that the Company may deduct from any distribution to an employee an amount equal to all federal, state and local income taxes or other amounts as may be required by law to be withheld.

Federal Income Tax Consequences

        The following general description of federal income tax consequences is based upon current statutes, regulations and interpretations. This description is not intended to address specific tax consequences applicable to individual participants.

Incentive Stock Options

        No regular income tax consequences result from the grant of an ISO or the exercise of an ISO by the employee, provided the employee continues to hold the stock acquired on the exercise of an ISO for the requisite holding periods described below. If these holding period requirements are satisfied, the employee will be taxed only upon the sale or disposition of the stock acquired under an ISO and the gain recognized at that time will be long-term capital gain. The holding period requirements necessary for ISO treatment are as follows: (i) such shares may not be disposed of within two years from the date the ISO is granted and (ii) such shares must be held for at least one year from the date the shares are transferred to the employee upon the exercise of the ISO. In addition, to receive ISO treatment, the option holder generally must be an employee of the Company or a subsidiary of the Company from the date the stock option is granted until three months before the date of exercise.

        If an employee disposes of stock acquired upon exercise of an ISO before expiration of the applicable holding periods, the employee will be taxed at ordinary income tax rates on the date of disposition measured by the lesser of (i) the fair market value of the stock on the date of exercise of the ISO minus the option price or (ii) the amount realized on disposition minus the option price, and the Company will receive a corresponding income tax deduction. In the case of a sale where a loss, if sustained, would be recognized, the amount of the optionee's income, and the amount of the Company's corresponding expense deduction, will not exceed the difference between the sale price and the adjusted basis of the shares.

        The amount by which the fair market value of shares of Class A Common Stock received upon exercise of an ISO exceeds the option price constitutes an item of tax preference that may be subject to the alternative minimum tax. If an employee is subject to the alternative minimum tax as a result of the exercise of an ISO, for purposes of calculating the gain on a disposition of the stock solely for purposes of the alternative minimum tax, the amount treated as a preference item will be added to his/her tax basis for the stock. Gain realized by an employee upon the disposition of stock acquired through the exercise of an ISO is taxable in the year of disposition, but such income is not subject to income tax withholding even if the requisite holding periods have not been satisfied.

Non-Qualified Stock Options

        With regard to NQSOs, the employee will recognize ordinary income at the time of the exercise of the option in an amount equal to the difference between the exercise price and the fair market value of the shares of Class A Common Stock received on the date of exercise. Such income will be subject to withholding. When the employee disposes of shares of Class A Common Stock acquired upon the exercise of the option, any amount received in excess of the fair market value of the shares of Class A Common Stock on the date of exercise will be treated as long-term or short-term capital gain, depending upon the holding period of the shares of Class A Common Stock. If the amount received upon sale is less than the fair market value of the shares of Class A Common Stock on the date of exercise, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares of Class A Common Stock.

        Section 162(m) of the Code generally prohibits the Company from deducting compensation of a "covered employee" to the extent the compensation exceeds $1,000,000 per year. For this purpose, "covered employee" means the principal executive officer of the Company and the three other highest compensated officers of the Company (other than the Company's principal executive officer and principal financial officer). Certain performance-based compensation (including, under certain circumstances, stock option compensation) will not be subject to, and will be disregarded in applying, the $1,000,000 deduction limitation. It is the Company's intention that options granted under the 1994 Employee Plan will qualify as "performance-based" compensation under Section 162(m).

Recommendation

        The Board of Directors deems Proposal No. 2 to be in the best interests of the Company and its stockholders and recommends that the stockholders vote "FOR" approval of the 2013 Amendment to increase the number of shares reserved for issuance under the 1994 Employee Plan from 19,000,000 to 24,000,000.

 PROPOSAL NO. 3

        APPROVAL OF A SERIES OF AMENDMENTS TO OUR RESTATED CERTIFICATE OF INCORPORATION (THE "PROPOSED AMENDMENTS") TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY'S CLASS A AND CLASS B COMMON STOCK WHEREBY, AT THE DISCRETION OF THE BOARD OF DIRECTORS, EACH OUTSTANDING 2, 3 OR 4 SHARES OF THE COMPANY'S CLASS A COMMON STOCK AND CLASS B COMMON STOCK, RESPECTIVELY, WOULD BE COMBINED INTO AND BECOME ONE SHARE OF THE COMPANY'S CLASS A COMMON STOCK OR CLASS B COMMON STOCK, AS APPLICABLE, WITH THE EFFECTIVENESS OF ONE OF SUCH AMENDMENTS AND THE ABANDONMENT OF THE OTHER AMENDMENTS OR THE ABANDONMENT OF ALL AMENDMENTS, TO BE DETERMINED BY THE BOARD OF DIRECTORS IN ITS DISCRETION, AS PERMITTED UNDER SECTION 242(C) OF THE DELAWARE GENERAL CORPORATION LAW.

General

        The Board of Directors has unanimously adopted a resolution approving, subject to approval by the Company's stockholders, the Proposed Amendments to the Company's Restated Certificate of Incorporation, to effect a reverse stock split of the Company's Class A Common Stock and Class B Common Stock (collectively, the "Common Stock"), at the discretion of the Board of Directors. Under the Proposed Amendments, each outstanding 2, 3 or 4 shares of Common Stock would be combined into and become one share of Common Stock. The effectiveness of one of the Proposed Amendments and the abandonment of the other Proposed Amendments, or the abandonment of all of the Proposed Amendments, will be determined by the Board of Directors in its discretion following the Annual Meeting. If the Proposed Amendments are approved by stockholders and the Board of Directors determines to effect a reverse stock split by filing one of the Proposed Amendments with the Secretary of State of the State of Delaware, all other Proposed Amendments will be abandoned. Approval of the Proposed Amendments will authorize the Board of Directors in its discretion to effect a reverse stock split in any of the following ratios: 1:2, 1:3 or 1:4, or to not effect any reverse stock split. The actual timing for implementation, if any, of the reverse stock split will be determined by the Board. We currently anticipate that if the reverse stock split is approved by stockholders, such reverse stock split would be implemented as soon as practicable thereafter, subject to our Board's final determination with respect to the split ratio.

Purpose of the Reverse Stock Split

        The principal reason for the reverse stock split is to increase the per share trading price of the Company's common stock which could help to ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement for continued listing on the NASDAQ Capital Market, although there can be no assurance that the trading price of the Company's common stock would be maintained at such level or that we will be able to maintain the listing of our common stock on the NASDAQ Capital Market. On July 13, 2012, the Company received notification from the Listing Qualifications division of The NASDAQ Stock Market indicating that the Company's Class A common stock is subject to potential delisting from the NASDAQ Capital Market because for a period of 30 consecutive business days, the bid price of the Company's Class A common stock closed below the minimum $1.00 per share requirement for continued inclusion under NASDAQ Marketplace Rule 5550(a)(2) (the "Bid Price Rule"). This notice was the subject of the Company's filing on Form 8-K filed on July 13, 2012. The NASDAQ notice indicated that, in accordance with NASDAQ Marketplace Rule 5810(c)(3)(A), the Company would be provided 180 calendar days, or until January 10, 2013, to regain compliance. The notice also provided that the Company failed to regain compliance with the Bid Price Rule before January 10, 2013 but otherwise met all of the other applicable standards for initial listing on the NASDAQ Capital Market, then the Company may be eligible to have an additional 180 calendar days, or until July 8, 2013, to regain compliance with the Bid Price Rule. On January 10, 2013, the Company received notification from the Listing Qualifications division of the NASDAQ Stock Market indicating that the Company is eligible for an additional 180 calendar days, or until July 8, 2013, to regain compliance. Should the Company not be able to regain compliance by July 8, 2013, Wave would seek to regain compliance with the $1 minimum bid price requirement by effecting a reverse stock split as described in this proxy statement. If stockholders do not approve the reverse stock split or if the Board of Directors decide not to effect the reverse stock split, and the trading price of the Company's common does not otherwise increase to and remain greater than $1.00 per share, it is likely that Wave's common stock will be delisted from the NASDAQ Capital Market.

        The Board of Directors believes that the delisting of the Company's common stock from the NASDAQ Capital Market, would likely result in decreased liquidity, thereby increasing the volatility of the trading price, of Wave's common stock, a loss of current or future coverage by certain analysts and a diminution of institutional investor interest. The Board also believes that such delisting could also cause a loss of confidence of industry partners, customers and Company employees, which could harm business and future prospects.

        If the Company's common stock were delisted from the NASDAQ Capital Market, the Company's common stock would likely still qualify to trade on the OTC Bulletin Board or in the "pink sheets" maintained by the National Quotation Bureau, Inc. The Board believes that in this event, stockholders would likely find it more difficult to obtain accurate quotations as to the price of the Company's common stock, the liquidity of the Company's stock would likely be further reduced, making it difficult for stockholders to buy or sell the Company's stock at competitive market prices or at all, and support from institutional investors and/or market makers that currently buy and sell the Company's stock would likely decline further, possibly resulting in a further decrease in the trading price of the Company's common stock.

        In evaluating whether or not to authorize the reverse stock split, in addition to the considerations described above, the Board of Directors also took into account various negative factors associated with a reverse stock split. These factors include: the negative perception of reverse stock splits held by some investors, analysts and other stock market participants; the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels; the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and the costs associated with implementing a reverse stock split.

        The Board of Directors considered these factors, and the potential harm of being delisted from the NASDAQ Capital Market. The Board determined that continued listing on the NASDAQ Capital Market is in the best interest of the Company and its stockholders, and that a reverse stock split is necessary to attempt to maintain the listing of the Company's common stock on the NASDAQ Capital Market. The Board believes that stockholder approval of the Proposed Amendments which authorizes the Board to effect a reverse stock split at one of three split ratios (1:2, 1:3 or 1:4), as opposed to approval of a reverse stock at a single specified split ratio, provides the Board with increased flexibility to achieve the principal purpose of the reverse stock split as described above while also seeking to minimize to the extent consistent with this purpose the possible decreased liquidity which may result from a reduction in the number of outstanding shares. In determining the reverse split ratio, the Board will consider numerous factors, including the performance of the Company's common stock, the Company's projected financial performance, prevailing market and industry conditions and general economic and market trends, and will place emphasis on the expected closing price of the Company's common stock over the short and longer period following the effectiveness of the reverse stock split with a view to enabling the Company to comfortably meet, for the foreseeable future, the NASDAQ Capital Market's minimum bid price requirement for continued listing. Even if stockholders approve the reverse stock split, the Company reserves the right not to effect the reverse stock split if the Board of Directors does not deem it to be in the best interests of the Company and its stockholders.

        In addition, in determining to authorize the reverse split, the Board considered that a sustained higher per share price of the Company's common stock, which may result from the reverse stock split, might heighten the interest of the financial community in the Company and potentially broaden the pool of investors that may consider investing in the Company, possibly increasing the trading volume and liquidity of the Company's common stock or helping to mitigate any decrease in such trading volume and liquidity which might result from the reverse stock split. As a matter of policy, many institutional investors are prohibited from purchasing stocks below certain minimum price levels. For the same reason, brokers often discourage their customers from purchasing such stocks. However, as noted above, there can be no assurance that the price of the Company's common stock would remain above $1.00 per share after the reverse stock split.

        There also can be no assurance that, after the reverse stock split, the Company would be able to maintain the listing of the Company's common stock on the NASDAQ Capital Market. The NASDAQ Capital Market maintains several other continued listing requirements currently applicable to the listing of the Company's common stock, including a minimum stockholders' market value of listed securities of $35 million, a minimum of 500,000 publicly held shares, a minimum market value of publicly held shares of $1 million, a minimum of 300 stockholders and compliance with NASDAQ's corporate governance rules. While the Company is currently in compliance with these requirements of the NASDAQ Capital Market, the Company cannot assure you that it will be able to maintain compliance with all of these requirements or the minimum bid price requirement.

        Stockholders should recognize that if a reverse split is effected, they will own a smaller number of shares than they currently own (approximately equal to the number of shares owned immediately prior to the reverse stock split divided by 2, 3 or 4, depending on which split ratio is implemented and after giving effect to the cash payments in lieu of fractional shares described above). While the Company expects that the reverse split will result in an increase in the market price of the Company's common stock, the reverse split may not increase the market price of its common stock in proportion to the reduction in the number of shares of its common stock outstanding or result in a permanent increase in the market price (which depends on many factors, including the Company's performance, prospects, market perception with respect to the reverse stock split and other factors that may be unrelated to the number of shares outstanding).

        If a reverse stock split is effected and the market price of the Company's common stock declines, the percentage decline as an absolute number and as a percentage of the Company's overall market capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of the Company's common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split. In addition, the reverse split will likely increase the number of the Company's stockholders who own odd lots (less than 100 shares). Stockholders who hold odd lots typically may experience an increase in the cost of selling their shares, as well as potentially greater difficulty in effecting such sales. Accordingly, a reverse stock split may not achieve the desired results that have been outlined above.

Principal Effects of the Reverse Stock Split

Number of Shares of Common Stock and Corporate Matters

        The reverse stock split would have the following effects on our common stock and securities convertible into or exercisable for shares of our common stock:

  •
  each 2, 3 or 4 shares of our Class A Common Stock and Class B Common Stock, depending on the reverse split ratio determined by our Board of Directors, owned by a stockholder immediately prior to the reverse split would become one share of Class A Common Stock or Class B Common Stock after the reverse split;

  •
  the number of shares of our Class A Common Stock issued and outstanding would be reduced from approximately 106,677,000 shares to approximately 53,339,000, 35,559,000 or 26,669,000 shares, and the number of shares of our Class B Common Stock issued and outstanding would be reduced from approximately 36,000 shares to approximately 18,000, 12,000 or 9,000 shares depending on whether the split ratio determined by the Board of Directors is 1:2, 1:3 or 1:4, respectively;

  •
  common stock subject to warrants issued by the Company will automatically be proportionately adjusted for the reverse stock split so that the aggregate exercise price thereunder remains unchanged (i.e., the adjusted exercise price times number of warrant shares will remain unchanged); and

  •
  the number of shares of common stock subject to stock options or similar rights authorized under the Company's stock option plans and employee stock purchase plan will automatically be proportionately adjusted for the reverse stock split ratio and the number of shares of common stock subject to stock options granted to our directors, officers and employees under such plans, and the per share exercise price of these options, will automatically be proportionately adjusted for the reverse stock split so that the aggregate exercise price thereunder remains unchanged (i.e., the adjusted exercise price times number of options will remain unchanged).

        Upon effectiveness of the reverse stock split, the number of authorized shares of our Class A common stock that are not issued and outstanding would increase from approximately 43,323,000 shares to approximately 96,662,000, 114,441,000 or 123,331,000 shares, depending on whether the split ratio determined by the Board of Directors 1:2, 1:3 or 1:4, respectively. Upon effectiveness of the reverse stock split, the number of authorized shares of our Class B common stock that are not issued and outstanding would increase from approximately 12,964,000 shares to approximately 12,982,000, 12,988,000 or 12,991,000 shares, depending on whether the split ratio determined by the Board of Directors is 1:2, 1:3 or 1:4, respectively. We will continue to have a total of 150 million authorized shares of Class A Common Stock, 13 million authorized shares of Class B Common Stock and 2 million authorized but unissued shares of preferred stock.

        The reverse stock split will affect all of our stockholders uniformly and will not change the proportionate equity interests of our stockholders, nor will the respective voting rights and other rights of stockholders be altered, except for possible changes due to the treatment of fractional shares resulting from the reverse split. As described below, stockholders holding fractional shares will be entitled to cash payments in lieu of such fractional shares. Common stock issued and outstanding pursuant to the reverse stock split will remain fully paid and non-assessable.

Cash Payment in Lieu of Fractional Shares

        We will not issue fractional certificates for post-reverse stock split shares in connection with the reverse stock split. Stockholders who otherwise would be entitled to receive fractional shares because they hold of record immediately prior to the effective time of the reverse stock split a number of shares not evenly divisible by 2, 3 or 4 (depending on whether the split ratio determined by the Board of Directors is 1:2, 1:3 or 1:4, respectively), will be entitled, upon surrender to the exchange agent of certificate(s) representing such shares, to a cash payment in lieu thereof. The cash payment will equal the fraction to which the stockholder would otherwise be entitled multiplied by the average of the closing prices (as adjusted to reflect the reverse stock split) of our common stock, as reported as reported by Bloomberg L.P., during the ten consecutive trading days ending on the trading day immediately prior to the date on which the reverse stock split becomes effective as described below in the first paragraph under "Procedure for Effecting Reverse Stock Split and Exchange of Certificates." If such price is not available, the fractional share payment will be based on the average of the last bid and ask prices of our common stock on such days (as adjusted to reflect the reverse stock split) or other price determined by the Board of Directors. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefor as described herein.

        Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Accounting Matters

        The reverse stock split will not affect the total amount of stockholders' equity on our balance sheet. However, because the par value of our common stock will remain unchanged, the components that make up total stockholders' equity will change by offsetting amounts. As a result of the reverse stock split, the stated capital component will be reduced to an amount approximately equal to 1/2, 1/3 or 1/4 of its present amount (depending on whether the split ratio determined by the Board of Directors is 1:2, 1:3 or 1:4, respectively), after giving effect to the cash payments in lieu of fractional shares described above, and the additional paid-in capital component will be increased by the amount by which the stated capital is reduced. The per share net loss and net book value per share of our common stock will be increased as a result of the reverse stock split because there will be fewer shares of our common stock outstanding. All historic share and per share amounts in our financial statements and related footnotes will be adjusted accordingly for the reverse stock split.

Potential Anti-Takeover Effects

        If the Proposed Amendments are approved by our stockholders and the reverse stock split is implemented, the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect. These authorized but unissued shares could be used by the Company to oppose a hostile takeover attempt or to delay or prevent a change of control or changes in or removal of our Board of Directors, including a transaction that may be favored by a majority of our stockholders or in which our stockholders might receive a premium for their shares over then-current market prices or benefit in some other manner. For example, without further stockholder approval, our Board of Directors could issue and sell shares thereby diluting the stock ownership of a person seeking to effect a change in the composition of our Board of Directors or to propose or complete a tender offer or business combination involving us and potentially strategically placing shares with purchasers who would oppose such a change in our Board or such a transaction. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, the reverse stock split is not being proposed in response to any effort of which we are aware to accumulate the shares of our common stock or obtain control of us, nor is it part of a plan by our management to recommend a series of similar amendments to our Board of Directors and stockholders.

        Our Board of Directors does not intend to use the reverse stock split as a part of, or first step in, a "going private" transaction pursuant to Rule 13e-3 under the Securities Exchange Act of 1934, as amended.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

        If our stockholders approve the Proposed Amendments and the Board of Directors determines that a reverse stock split continues to be in the best interests of the Company and its stockholders, the Board will determine the split ratio (1:2, 1:3 or 1:4) to be implemented, and we will file the Proposed Amendment reflecting that ratio with the Secretary of State of the State of Delaware. The reverse stock split will become effective as of 5:00 p.m. eastern time on the date of such filing, which time on such date will be referred to as the "effective time." Except as described above under "Cash Payment in Lieu of Fractional Shares," at the effective time, each 2, 3, 4 shares (depending on whether the split ratio determined by the Board of directors is 1:2, 1:3 or 1:4, respectively) of Class A Common Stock and Class B Common Stock, respectively, issued and outstanding immediately prior to the effective time will, automatically and without any further action on the part of our stockholders, be combined into and become one share of Class A Common Stock or Class B Common Stock (as applicable), and each certificate which, immediately prior to the effective time represented pre-reverse stock split shares, will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares.

        Our transfer agent, American Stock Transfer and Trust Company, will act as exchange agent for purposes of implementing the exchange of stock certificates, and is referred to as the "exchange agent." As soon as practicable after the effective time, a letter of transmittal will be sent to stockholders of record as of the effective time for purposes of surrendering to the exchange agent certificates representing pre-reverse stock split shares in exchange for certificates representing post-reverse stock split shares in accordance with the procedures set forth in the letter of transmittal. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. From and after the effective time, any certificates formerly representing pre-reverse stock split shares which are submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will be exchanged for certificates representing post-reverse stock split shares. Stockholders who do not have stock certificates for surrender and exchange will have their accounts automatically adjusted in order to reflect the number of shares of common stock they hold as a consequence of the reverse stock split. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

        Even if the stockholders approve a reverse stock split, the Company reserves the right not to effect the reverse stock split if in the opinion of the Board of Directors it would not be in the best interests of the Company and its stockholders.

No Appraisal Rights

        Under the Delaware General Corporation Law, stockholders will not be entitled to exercise appraisal rights in connection with the reverse stock split, and the Company will not independently provide stockholders with any such right.

Certain United States Federal Income Tax Consequences

        The following is a summary of certain United States federal income tax consequences of the reverse stock split generally applicable to beneficial holders of shares of our common stock. This summary addresses only such stockholders who hold their pre-reverse stock split shares as capital assets and will hold the post-reverse stock split shares as capital assets. This discussion does not address all United States federal income tax considerations that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, and foreign stockholders. The following summary is based upon the provisions of the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each stockholder should consult its tax advisor as to the particular facts and circumstances which may be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the reverse stock split.

Exchange Pursuant to Reverse Stock Split

        No gain or loss will be recognized by a stockholder upon such stockholder's exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the reverse stock split, except to the extent of cash, if any, received in lieu of fractional shares. See "Cash in Lieu of Fractional Shares" below. The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split, including any fractional share deemed to have been received, will be equal to the aggregate tax basis of the pre-reverse stock split shares exchanged therefor, and the holding period of the post-reverse stock split shares will include the holding period of the pre-reverse stock split shares.

Cash in Lieu of Fractional Shares

        A holder of pre-reverse stock split shares that receives cash in lieu of a fractional share of post-reverse stock split shares should generally be treated as having received such fractional share pursuant to the reverse stock split and then as having exchanged such fractional share for cash in a redemption by the Company. The amount of any gain or loss should be equal to the difference between the ratable portion of the tax basis of the pre-reverse stock split shares exchanged in the reverse stock split that is allocated to such fractional share and the cash received in lieu thereof. In general, any such gain or loss will constitute long-term capital gain or loss if the holder's holding period for such pre-reverse stock split shares exceeds one year at the time of the reverse stock split. Deductibility of capital losses by holders is subject to limitations.

Recommendation of the Board of Directors

        The Board of Directors deems proposal No. 3 to be in the best interests of the Company and its shareholders and recommends that the shareholders vote "FOR" Proposal No. 3.

 PROPOSAL NO. 4

        APPROVAL OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK FROM 150,000,000 TO 190,000,000. IF APPROVED, THE BOARD OF DIRECTORS WILL HAVE THE DISCRETION TO EFFECT SUCH PROPOSED AMENDMENT OR TO ABANDON SUCH PROPOSED AMENDMENT AS PERMITTED UNDER SECTION 242(C) OF THE DELAWARE GENERAL CORPORATION LAW.

        The Board of Directors recommends that the shareholders approve the proposal to amend the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Class A Common Stock from 150 million to 190 million shares. As of April 17, 2013, the Company had outstanding 106,676,709 shares of Class A Common Stock. There is no proposal to increase the number of shares of Class B Common Stock or Preferred Stock.

        Even if the stockholders approve the increase in the number of authorized shares of Class A Common Stock pursuant to this proposal No. 4, the Company reserves the right not to effect the increase if in the opinion of the Board of Directors it would not be in the best interests of the Company and its stockholders. In the event Proposal No. 3 relating to the reverse stock split is approved and adopted, we will not effect the increase in the authorized shares of Class A Common Stock pursuant to this proposal No. 4.

        If the proposed amendment is adopted, the first paragraph of Article Four of the Company's Restated Certificate of Incorporation will be amended to read as follows:

          FOURTH. (1)  The total number of shares of stock which the Corporation shall have authority to issue is Two Hundred Five Million (205,000,000) shares divided into the following classes:

            (a)   One Hundred Ninety Million (190,000,000) shares of Class A Common Stock with a par value of one cent ($0.01) per share;

            (b)   Thirteen Million (13,000,000) shares of Class B Common Stock with a par value of one cent ($0.01) per share; and

            (c)   Two Million (2,000,000) shares of Preferred Stock with a par value of one cent ($0.01) per share.

        The increase in authorized shares of Class A Common Stock would permit the Company to (i) sell shares of Class A Common Stock for cash, (ii) continue the issuance of additional options, and shares of Class A Common Stock upon exercise thereof, in connection with the Company's Stock Option Plans, and any amendment thereto, and (iii) use the Class A Common Stock for other purposes, without the delay and expense of calling a special meeting of shareholders for such purpose. The Company might also use the additional shares to frustrate a third-party transaction providing an above market premium that is favored by a majority of the independent shareholders. If the proposed increase in the amount of authorized shares of Class A Common Stock is approved, the shares of Class A Common Stock could be issued by action of the Board of Directors, at any time and for any purpose, without the expense and delay of further approval or action by the shareholders, subject to the provisions of the Restated Certificate of Incorporation and other applicable legal requirements. If the proposed increase in the amount of authorized shares of Class A Common Stock is not approved, the Company will not be able to raise additional funds through the sale of it's Class A Common Stock or securities convertible into or exchangeable for Class A Common Stock, as may be required. The Company currently plans to issue shares of Class A Common Stock in connection with the Company's stock option plans. The Company will also attempt to raise additional funds through the sale of Class A Common Stock or securities convertible into or exchangeable for Class A Common Stock by the end of the fiscal year, if possible. There are no current plans or arrangements regarding any offering.

        The issuance of additional shares of Class A Common Stock in transactions with current holders of shares of Class A Common Stock or other related parties and under certain circumstances whereby ownership may become concentrated in a related party could have the effect of discouraging or impeding an unfriendly attempt to acquire control of the Company. Shares of Class A Common Stock could be issued to persons, firms or entities known to be more favorable to management, thus creating possible voting impediments and assisting management to retain their positions. Also, the holders of the Company's Class B Common Stock are entitled to five (5) votes per each share in the event there is an attempt to acquire control of the Company. Furthermore, the options that have been granted under each of the Company's compensation plans automatically vest when there is a change of control of the Company. Finally, the Company has blank check preferred, which allows it to issue preferred stock with terms attached that could make the Company an unattractive takeover target. The Board of Directors is unaware of any pending or proposed effort to take control of the Company or to change management and there have been no contacts or negotiations with the Board of Directors in this connection.

        The financial statements of the Company for the year ended December 31, 2012, supplementary financial information, management's discussion and analysis of financial condition and results of operations, and quantitative and qualitative disclosures about market risk are herby incorporated by reference from the Company's 2012 annual report filed on Form 10-K on March 18, 2013.

Recommendation

        The Board of Directors deems proposal No. 4 to be in the best interests of the Company and its shareholders and recommends that the shareholders vote "FOR" this proposed amendment to the Restated Certificate of Incorporation.

 PROPOSAL NO. 5

ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF THE
COMPANY'S NAMED EXECUTIVE OFFICERS

        The Dodd-Frank Wall Street Reform and Consumer Protection Act requires that the Company provide stockholders with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of the named executives as disclosed in this Proxy Statement, including the Compensation Discussion and Analysis and the tabular disclosure regarding the compensation of the named executive officers and the accompanying narrative.

        This proposal (often referred to as a "say-on-pay" proposal), gives the stockholders the opportunity to endorse, or not endorse, the compensation of the named executive officers. The vote on the proposal is not intended to address any specific element of executive compensation. Further, the vote is advisory, which means that it is not binding on the Company, its Board of Directors, or the Compensation Committee. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

        As discussed in more detail in the Compensation Discussion and Analysis, the Company seeks to offer a compensation structure designed to retain and reward our named executive officers for contributions to the Company's overall success while taking into account the experience and responsibilities of the particular executive officer and to provide compensation incentives that promote the enhancement of stockholder value. The total executive compensation opportunity for the Company's executive officers is intended to create a compensation program that maximizes executive talent and rewards a high level of performance.

Resolution

        In light of the foregoing, the Board of Directors is asking stockholders to approve the following resolution at the Annual Meeting:

          "RESOLVED, that the stockholders of Wave Systems Corp. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Wave Systems Corp. Proxy Statement for the 2013 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2012 Summary Compensation Table, and the other related tables and narrative disclosure."

Recommendation

        The Board of Directors deems Proposal No. 5 to be in the best interests of the Company and its shareholders and recommends that the stockholders vote "FOR" this proposal.

 PROPOSAL NO. 6

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Our Audit Committee has selected KPMG LLP, or KPMG, as our independent registered public accounting firm for fiscal year 2013. KPMG also served as our independent registered public accounting firm for fiscal year 2012. You are being asked to ratify the appointment by our Audit Committee of KPMG as our independent registered public accounting firm for fiscal year 2013. If KPMG should decline to act or otherwise become incapable of acting, or if KPMG's engagement is discontinued for any reason, our Audit Committee will appoint another accounting firm to serve as our independent registered public accounting firm for fiscal year 2013.

  Audit Fees

        Aggregate fees billed to the Company for services rendered by KPMG for the annual audit and the quarterly reviews of the consolidated financial statements and for the audit of the Company's internal controls over financial reporting for the fiscal years ended December 31, 2012 and 2011 totaled $582,000 and $622,500, respectively.

  Audit-Related Fees

        Aggregate fees billed to the Company for services rendered by KPMG for audit-related services for the fiscal years ended December 31, 2012 and 2011 were $74,500 and $203,900, respectively. Audit-related services consisted of review of registration statements and issuance of consents. All audit-related services were approved in advance by the Audit Committee.

  Tax Fees

        Fees for tax services billed to the Company for services rendered by KPMG for each of the fiscal years ended December 31, 2012 and 2011 was $47,500 and $40,000, respectively. Tax services consisted of completion of the Company's federal and state tax returns. All tax services were approved in advance by the Audit Committee.

  All Other Fees

        There were no other services provided by KPMG.

        The Audit Committee's policies and procedures with respect to all services provided by the independent registered public accounting firm require pre-approval of such services pursuant to a written engagement letter. All services described above for fiscal years 2012 and 2011 were approved by the Audit Committee. Services may not commence until such an engagement letter is signed by the chairman of the Audit Committee or, alternatively, approved by a quorum of the Audit Committee.

        The Audit Committee believes that the provision of non-audit services during the 2012 fiscal year does not affect KPMG's ability to maintain independence with respect to the Company.

        Our Board of Directors recommends that the stockholders vote "FOR" the ratification of KPMG LLP as our independent registered public accounting firm for 2013.

 OTHER MATTERS

        Representatives of KPMG are expected to be present at the annual meeting. The representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

        As of the date of this Proxy Statement, the Board of Directors does not know of any other matters, which may come before the Annual Meeting. If any other matters properly come before the meeting, the accompanying proxy confers discretionary authority with respect to any such matters, and the persons named in the accompanying proxy intend to vote in accordance with their best judgment on such matters.

        All expenses in connection with the solicitation of proxies will be borne by the Company. In addition to this solicitation, officers, directors and regular employees of the Company, without any additional compensation, may solicit proxies by mail, telephone or personal contact. The Company will, upon request, reimburse brokerage houses and other nominees for their reasonable expenses in sending proxy materials to the beneficial owners in whose name they hold shares of Common Stock.

        The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single notice or set of proxy materials addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers will therefore send a single notice and set of proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy solicitation materials or if you are receiving multiple copies of the proxy solicitation materials and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Mr. Gerard T. Feeney, Wave Systems Corp., 480 Pleasant Street, Lee Massachusetts 01238, (413) 243-1600.

        The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the Annual Meeting, please sign the proxy card and return it in the enclosed envelope as applicable.

 STOCKHOLDER PROPOSALS

        Stockholder proposals for inclusion in the proxy materials for the 2014 Annual Meeting should be addressed to the Company's Secretary, Gerard T. Feeney, 480 Pleasant Street, Lee, Massachusetts 01238 and must be received by December 31, 2013. In addition, the Company's Bylaws currently require that for business to be properly brought before an annual meeting by a stockholder, regardless of whether included in the Company's proxy statement, the stockholder must give written notice of his or her intention to propose such business to the Secretary of the Company, which notice must be delivered to, or mailed and received at, the Company's principal executive offices not less than sixty (60) days and not more than ninety (90) days prior to the scheduled annual meeting (except that if less than seventy (70) days' notice of the date of the scheduled annual meeting is given, notice by the stockholder may be delivered or received not later than the tenth (10th) day following the day on which such notice of the date of the scheduled annual meeting is given). Such notice must set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of Common Stock which are beneficially owned by the stockholder and (iv) any material interest of the stockholder in such proposal. The By-laws further provide that the chairman of the annual meeting may refuse to permit any business to be brought before an annual meeting without compliance with the foregoing procedures.

By Order of the Board of Directors,

Gerard T. Feeney Secretary

Wave Systems Corp.
Lee, Massachusetts
April XX, 2013

        The Company will provide without charge to each person solicited hereby, upon the written request of any such person, a copy of the Company's Proxy Statement and Annual Report on Form 10-K (without exhibits) for the year ended December 31, 2012, as filed with the Securities and Exchange Commission on March 18, 2013. Requests should be made to Wave Systems Corp., Attention: Mr. Gerard T. Feeney, 480 Pleasant Street, Lee, Massachusetts 01238.

 EXHIBIT 1

WAVE SYSTEMS CORP.

AMENDED AND RESTATED
1994 EMPLOYEE STOCK OPTION PLAN
(as amended by the Board of Directors on April XX, 2013)

I.     PURPOSE

        Wave Systems Corp. (the "Company") desires to afford certain directors, officers and other key employees of the Company and its subsidiaries who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons interest in and a greater concern for the welfare of the Company.

        The stock options offered pursuant to this Amended and Restated 1994 Stock Option Plan (the "Plan") are a matter of separate inducement and are not in lieu of any salary or other compensation for services.

        The Company, by means of the Plan, seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions.

        The options granted under the Plan may be designated as either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not meet the requirements for Incentive Options ("Non-Qualified Options") but the Company makes no warranty as to the qualification of any option as an Incentive Option.

II.    AMOUNT OF STOCK SUBJECT TO THE PLAN

        The total number of shares of Class A common stock of the Company which may be purchased pursuant to the exercise of options granted under the Plan, including pursuant to the exercise of Incentive Options, shall not exceed, in the aggregate, 24,000,000 shares of the authorized Class A common stock, $0.01 par value, per share, of the Company (the "Shares").

        Shares, which may be acquired under the Plan, may be either authorized but unissued Shares or Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that options granted under the Plan expire or terminate without having been exercised, new options may be granted with respect to the Shares covered by such expired or terminated option, provided that the grant and the terms of such new options shall in all respects comply with the provisions of the Plan.

III.  ADMINISTRATION

        The Board of Directors of the Company (the "Board of Directors") shall designate from among its members an option committee (the "Committee") to administer the Plan. The Committee shall consist of no fewer than two (2) members of the Board of Directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3 (Rule "16b-3") (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

        Any or all powers and functions of the Committee may at any time and from time to time be exercised by the Board of Directors; provided, however, that, with respect to the participation in the Plan by persons who are members of the Board of Directors, such powers and functions of the Committee may be exercised by the Board of Directors only if, at the time of such exercise, all of the members of the Board of Directors acting in the particular matter, are "Non-Employee Directors" within the meaning of Rule 16b-3 (or any successor rule or regulation).

        Subject to the express provisions of the Plan, the Board of Directors or the Committee, as the case may be, shall have authority, in its discretion, to determine the persons to whom options shall be granted, the time when such options shall be granted, the number of Shares which shall be subject to each option, the purchase price of each Share which shall be subject to each option, the period(s) during which such options shall be exercisable (whether in whole or in part) and the other terms and provisions thereof. Each option granted under the Plan shall be evidenced by an agreement duly executed on behalf of the Company. Each such agreement shall comply with and be subject to the terms and conditions of the Plan. Any such agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board of Directors or the Committee, as the case may be.

        Subject to the express provisions of the Plan, the Board of Directors or the Committee, as the case may be, also shall have authority to construe the Plan and options granted thereunder, to amend the Plan and options granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective options (which need not be identical) and to make all other determinations necessary or advisable for administering the Plan.

        The determination of the Board of Directors or the Committee, as the case may be, on matters referred to in this Article III shall be conclusive.

        The Board of Directors or the Committee, as the case may be, may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Board of Directors or the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Committee or of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

IV.    ELIGIBILITY

        Options may be granted only to directors, officers and key employees of the Company and its subsidiaries who are not members of the Committee; provided that no person shall be eligible for any award if the granting of such award to such person would prevent the satisfaction by the Plan of the general exemptive conditions of Rule 16b-3. The term "key employees" shall include executives, supervisors, personnel and consultants and other employees of the Company or a subsidiary of the Company. No employee shall be granted stock options covering more than 300,000 Shares in any fiscal year of the Company (subject to adjustment as provided in Article XI).

        An Incentive Option shall not be granted to any person who, at the time the option is granted, owns stock of the Company or any subsidiary or parent of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary or parent of the Company (a "10% Shareholder") unless (i) the option price is at least one hundred ten percent (110%) of the fair market value per share (as defined in Article VI) of the stock subject to the option and (ii) the option is not exercisable after the fifth anniversary of the date of grant of the option. In determining stock ownership of an employee, the rules of Section 424(d) of the Code shall be applied, and the Board of Directors or the Committee, as the case may be, may rely on representations of fact made to it by the employee and believed by it to be true.

V.     MAXIMUM ALLOTMENT OF INCENTIVE OPTIONS

        If the aggregate fair market value of stock with respect to which Incentive Options are exercisable for the first time by an employee during any calendar year (under all stock option plans of the Company and any parent or any subsidiary of the Company) exceeds $100,000, any options which otherwise qualify as Incentive Options, to the extent of the excess, will be treated as Non-Qualified Options.

VI.   OPTION PRICE AND PAYMENT

        The price per Share under any option granted hereunder shall be such amount as the Board of Directors or the Committee, as the case may be, shall determine but, subject to Article IV above, such price shall not be less than one hundred percent (100%) of the fair market value of the Shares subject to such option, as determined in good faith by the Board of Directors or the Committee, as the case may be, at the date the option is granted.

        If the Shares are listed on a national securities exchange in the United States on the date any Option is granted, the fair market value per Share shall be based on such reasonable method as the Committee may select using actual transactions in such stock on the date next preceding the date upon which the Option is granted, or if the Shares are not traded on such date, or such national securities exchange is not open for business on such date, as of the closest preceding date on which such exchange shall have been open for business and the Shares were traded. If the Shares are listed on more than one national securities exchange in the United States on the date any such Option is granted, the Committee shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share. If the Shares are not traded publicly, the fair market value of the Shares shall be determined in good faith by the Board.

VII. TERM OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE

        The term of each option will be for such period as the Board of Directors or the Committee, as the case may be, shall determine, provided that, except as otherwise provided herein, in no event may any option granted hereunder be exercisable more than ten (10) years from the date of grant of such option (five years in the case of an Incentive Option granted to a 10% Shareholder). Each option shall become exercisable in such installments and at such times as may be designated by the Board of Directors or the Committee, as the case may be, and set forth in the agreement related to the grant of options. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires.

        The Board of Directors or the Committee, as the case may be, shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any option granted hereunder.

        To the extent that an option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.

VIII.  EXERCISE OF OPTIONS

        (a)   Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased, accompanied by payment therefore made to the Company for the full purchase price of such Shares. The date of actual receipt by the Company of such notice shall be deemed the date of exercise of the option with respect to the Shares being purchased.

        Upon the exercise of an option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash; provided, however, that in lieu of cash, the Board of Directors or the Committee, as the case may be, in its discretion, may permit the holder of an option, to the extent permitted by applicable law, to exercise an option in whole or in part, by delivering to the Company unrestricted Shares (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder having a fair market value equal to the cash exercise price applicable to that portion of the option being exercised. The fair market value of the Shares so delivered shall be determined as of the date immediately preceding the date on which the option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations. For purposes of this paragraph, the provisions of Article VI hereof relating to the fair market value of Shares shall apply in all respects.

        Notwithstanding the foregoing, the Company, in its sole discretion, may establish cashless exercise procedures whereby an option holder, subject to the requirements of Rule 16b-3, Regulation T, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an option or a portion thereof without making a direct payment of the option price to the Company, including a program whereby option shares would be sold on behalf of and at the request of an option holder by a designated broker and the exercise price would be satisfied out of the sale proceeds and delivered to the Company. If the Company so elects to establish a cashless exercise program, the Company shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate and such procedures and policies shall be binding on any option holder wishing to utilize the cashless exercise program.

        (b)   Options granted under the Plan may, in the discretion of the Board of Directors or the Committee, as the case may be, include the right to acquire a reload option (a "Reload Option"). The Reload Option shall give the holder thereof the right to purchase a number of Shares equal to the number of Shares tendered by an optionee in exercising an option, and the number of whole Shares, if any, withheld by the Company as payment for any withholding taxes due. The exercise price of the Reload Option shall equal the fair market value of the Shares on the date of grant of the Reload Option and the term of the Reload Option shall end on the expiration date of the option with respect to which the Reload Option was granted.

IX.   NONTRANSFERABILITY OF OPTIONS

        An option granted hereunder shall not be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any option granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder.

X.    TERMINATION OF EMPLOYMENT

        Upon termination of employment of any employee with the Company or any subsidiary of the Company any option previously granted to such employee, unless otherwise specified by the Board of Directors or the Committee, as the case may be, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:

          (a)   if the employee shall die while in the employ of the Company or any subsidiary of the Company or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such employee was entitled to exercise an option as herein provided, the legal representative of such employee, or such person who acquired such option by bequest or inheritance or by reason of the death of the employee, may, not later than one (1) year from the date of death, exercise such option, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Board of Directors or the Committee, as the case may be, in such option grant; and

          (b)   if the employment of any employee to whom such option shall have been granted shall terminate by reason of the employee's retirement (at such age or upon such conditions as shall be specified by the Board of Directors or the Committee, as the case may be) or disability (as described in Section 22(e)(3) of the Code), and while such employee is entitled to exercise such option as herein provided, such employee shall have the right to exercise such option so granted, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Board of Directors or the Committee, as the case may be, in such option at any time up to and including (i) three (3) months after the date of such termination of employment in the case of termination by reason of retirement and (ii) one (1) year after the date of termination of employment in the case of termination by reason of disability.

        In no event, however, shall any person be entitled to exercise any option after the expiration of the period of exercisability of such option as specified therein.

        If an option granted hereunder shall be exercised by the legal representative of a deceased employee or former employee, or by a person who acquired an option granted hereunder by bequest or inheritance or by reason of the death of any employee or former employee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such option.

        A termination of employment shall not be deemed to occur by reason of (i) the transfer of an employee from employment by the Company to employment by a subsidiary of the Company or (ii) the transfer of an employee from employment by a subsidiary of the Company to employment by the Company or by another subsidiary of the Company.

XI.   ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS

        In the event of any change in the outstanding Shares through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other like change in capital structure of the Company, the Board of Directors or the Committee, as the case may be, shall make any adjustment as may be appropriate to the maximum number of Shares subject to the Plan, the maximum number of Shares for which options may be granted to any one employee, the number of Shares and price per Share subject to outstanding options and such other adjustments as shall be equitable to prevent dilution or enlargement of rights under such options, and the determination of the Board of Directors or the Committee, as the case may be, as to these matters shall be conclusive. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code without the consent of the grantee.

XII.   CHANGE OF CONTROL

        Notwithstanding anything contained herein to the contrary, in the event of a Change in Control (as hereinafter defined) all options then outstanding shall become immediately exercisable as to all Shares remaining unexercised thereunder. For purposes of this Section, a Change in Control is deemed to occur at the time when either (i) any entity, person or group (other than the Company, any subsidiary of the Company or any savings, pension or other benefit plan for the benefit of the employees of the Company or its subsidiaries) which theretofore beneficially owned less than 20% of the combined voting power of the Class A Common Stock and Class B Common Stock of the Company then outstanding, acquires common stock of the Company in a transaction or series of transactions, not previously approved by the Board of Directors, that results in such entity, person or group directly or indirectly owning at least 20% of the combined voting power of the Class A Common Stock and Class B Common Stock of the Company then outstanding, or (ii) the election or appointment, within a twelve (12) month period, of persons to the Board of Directors who are not directors at the beginning of such twelve (12) month period, whose election or appointment was not approved by a majority of those persons who were Board members at the beginning of such period, and which newly elected or appointed Board members shall constitute a majority of the Board of Directors.

XIII.  RIGHT TO TERMINATE EMPLOYMENT

        The Plan shall not impose any obligation on the Company or any subsidiary of the Company to continue the employment of any holder of an option and it shall not impose any obligation on the part of any holder of an option to remain in the employ of the Company or of any subsidiary thereof.

XIV.   PURCHASE FOR INVESTMENT

        Upon the request of the Board of Directors or the Committee, as the case may be, the holder of an option granted hereunder shall, upon any exercise thereof, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such holder represents and warrants that such holder is purchasing or acquiring the Shares acquired thereunder for such holder's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent offer for sale or sale or distribution of any of such Shares shall be made only pursuant to either (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being offered or sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, prior to any offer for sale or sale of such Shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (ii) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

XV.    ISSUANCE OF CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES

        Upon any exercise of an option which may be granted hereunder and payment of the purchase price, a certificate or certificates for the Shares as to which the option has been exercised shall be issued by the Company in the name of the person exercising the option and shall be delivered to or upon the order of such person or persons.

        The Company may endorse such legend or legends upon the certificates for Shares issued upon exercise of an option granted hereunder and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (ii) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares, or (iii) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Plan.

        The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares upon exercise of an option, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses which may be necessitated by the filing or amending of a Registration Statement under the Securities Act, which fees and expenses shall be borne by the recipient of the Shares unless such Registration Statement has been filed by the Company for its own corporate purposes (and the Company so states).

        All Shares issued as provided herein shall be fully paid and non-assessable to the extent permitted by law.

XVI.   WITHHOLDING TAXES

        The Company may require an employee exercising a Non-Qualified Option or disposing of Shares acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code) to reimburse the Company for any taxes required by any government to be withheld or otherwise deducted and paid by the Company in respect of the issuance or disposition of Shares. In lieu thereof, the Company shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company to the employee upon such terms and conditions as the Board of Directors or the Committee, as the case may be, shall prescribe. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, modify the provisions of this Article XVI or impose such other restrictions or limitations as may be necessary to ensure that the withholding transactions described above will be exempt transactions under Section 16(b) of the Exchange Act.

        If an optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such optionee pursuant to the exercise of an Incentive Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the optionee pursuant to such exercise, the optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

XVII.  LISTING OF SHARES AND RELATED MATTERS

        If at any time the Board of Directors shall determine in its discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, no Shares shall be issued unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

XVIII.  AMENDMENT OF THE PLAN

        The Board of Directors or the Committee, as the case may be, may, from time to time, amend the Plan, provided that no amendment shall be made, without the approval of the stockholders of the Company, that will (i) increase the total number of Shares which may be issued under the Plan (other than an increase resulting from an adjustment provided for in Article XI), (ii) modify the provisions of the Plan relating to eligibility, (iii) materially increase the benefits accruing to participants under the Plan, or (iv) extend the maximum period of the Plan. The Board of Directors or the Committee, as the case may be, shall be authorized to amend the Plan and the options granted hereunder to permit the Incentive Options granted hereunder to qualify as incentive stock options within the meaning of Section 422 of the Code and to comply with Rule 16b-3. The rights and obligations under any option granted before amendment of the Plan or any unexercised portion of such option shall not be adversely affected by amendment of the Plan or the option without the consent of the holder of the option.

XIX.  TERMINATION OR SUSPENSION OF THE PLAN

        The Board of Directors may at any time suspend or terminate the Plan. The Plan, unless sooner terminated by action of the Board of Directors, shall terminate at the close of business on the Termination Date (as hereinafter defined). An option may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the option was granted. The power of the Board of Directors or the Committee, as the case may be, to construe and administer any options granted prior to the termination or suspension of the Plan under Article III nevertheless shall continue after such termination or during such suspension.

XX. GOVERNING LAW

        The Plan, such options as may be granted thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

XXI.  PARTIAL INVALIDITY

        The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

XXII.  EFFECTIVE DATE

        The Plan was originally adopted by the Board of Directors on January XX, 1994 and approved by the stockholders of the Company on XXXXX, 1994. The Plan was amended by the Board on May 22, 2003 to extend the termination date from January 1, 2004 to January 1, 2009, which shareholders approved on November 21, 2003, and on April 12, 2007 to extend the termination date from January 1, 2009 to July 1, 2014, which shareholders approved on May 21, 2007. The Plan was further amended by the Board of Directors on March 11, 2011 to extend the termination date of the Plan from July 1, 2014 to July 1, 2019 (the "Termination Date"), which shareholders approved on June 14, 2011.

 WAVE SYSTEMS CORP.

PROXY
For the 2013 Annual Meeting of the Stockholders of Wave Systems Corp.

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Gerard T. Feeney, with power to act alone and with full power of substitution, as proxy to vote the shares that the undersigned is entitled to vote at the 2013 Annual Meeting of the Company to be held at a venue to be determined in New York, New York on June XX, 2013, commencing at 4:00 p.m., and at any adjournments thereof with all the powers the undersigned would possess if personally present, as specified on the ballot below on the matters listed below and, in accordance with his discretion, on any other business that may come before the meeting, and revokes all proxies given by the undersigned with respect to the shares covered hereby.

(Continued and to be signed on Reverse Side)

Please date, sign and mail your
proxy card back as soon as possible!

2013 Annual Meeting of Stockholders
WAVE SYSTEMS CORP.

June XX, 2013

Please Detach and Mail in the Envelope Provided

The Board of Directors recommends a vote FOR each of the proposals listed below. Please mark your vote with an "X", as in this example:    ☒

1.    Election of Directors:

☐
FOR all nominees listed: John E. Bagalay, Jr., Nolan Bushnell, Robert Frankenberg, George Gilder, John E. McConnaughy, Jr. and Steven Sprague except vote withheld from following nominees listed in space below (if any):

☐
VOTE WITHHELD FOR all nominees
☐
ABSTAIN

2.    To ratify the action of the Board of Directors in amending the 1994 Employee Stock Option Plan to (i) increase the number of shares of Class A Common Stock authorized for issuance thereunder from 19,000,000 to 24,000,000:

☐
FOR
☐
AGAINST
☐
ABSTAIN

3.    To approve a series of amendments to the Company's Restated Certificate of Incorporation (the "Proposed Amendments") to effect a reverse stock split of our Class A Common Stock and Class B Common Stock whereby, at the discretion of our Board of Directors, each outstanding 2, 3 or 4 shares of the Company's Class A Common Stock and Class B Common Stock, respectively, would be combined into and become one share of the Company's Class A Common Stock or Class B Common Stock, as applicable. If approved, the Board of Directors will have the discretion to effect one of such Proposed Amendments and abandon the other Proposed Amendments or to abandon of all of the Proposed Amendments as permitted under Section 242(c) of the Delaware General Corporation Law:

☐
FOR
☐
AGAINST
☐
ABSTAIN

4.    To consider and act upon a proposed amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock that the Company is authorized to issue from 150,000,000 to 190,000,000. If approved, the Board of Directors will have the discretion to effect such proposed amendment or to abandon such proposed amendment as permitted under Section 242(c) of the Delaware General Corporation Law:

☐
FOR
☐
AGAINST
☐
ABSTAIN

5.    To approve a Nonbinding Advisory Resolution on the Compensation of Wave Systems Corp. Named Executive Officers:

☐
FOR
☐
AGAINST
☐
ABSTAIN

6.    Ratification of KPMG LLP as Independent Registered Public Accounting Firm for 2013:

☐
FOR
☐
AGAINST
☐
ABSTAIN

7.    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE ☐ AND NOTE AT LEFT

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no contrary direction is made, this proxy will be voted FOR Proposal Nos. 1, 2, 3, 4, 5 and 6.

Dated:                        , 2013

Signature

NOTE: This proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. For joint accounts, each owner should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer.

QuickLinks

YOUR VOTE IS IMPORTANT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL NO. 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
COMPENSATION COMMITTEE REPORT
AUDIT COMMITTEE REPORT
EXECUTIVE COMPENSATION
PROPOSAL NO. 2 APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED 1994 EMPLOYEE STOCK OPTION PLAN
PROPOSAL NO. 3
PROPOSAL NO. 4
PROPOSAL NO. 5
ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS
PROPOSAL NO. 6
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER MATTERS
STOCKHOLDER PROPOSALS
EXHIBIT 1 WAVE SYSTEMS CORP. AMENDED AND RESTATED 1994 EMPLOYEE STOCK OPTION PLAN (as amended by the Board of Directors on April XX, 2013)
WAVE SYSTEMS CORP. PROXY For the 2013 Annual Meeting of the Stockholders of Wave Systems Corp.
This proxy is solicited on behalf of the Board of Directors